SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

                           Check the appropriate box:

                        [X]  Preliminary Proxy Statement

      [ ]  Confidential, for Use of the Commission only (as permitted by Rule
                                  14a-6(e)(2))

                         [ ] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

         [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             APOLLO GOLD CORPORATION
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

   [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1)  Title of each class of securities to which transaction applies: N/A

      (2)  Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

            (4)  Proposed maximum aggregate value of transaction: N/A

                               Total fee paid: N/A

               [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                        (1)  Amount Previously Paid: N/A

             (2)  Form, Schedule or Registration Statement No.: N/A

                             (3)  Filing Party: N/A

                              (4)  Date Filed: N/A

================================================================================

             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

                             APOLLO GOLD CORPORATION

                  AND MANAGEMENT INFORMATION AND PROXY CIRCULAR

================================================================================

                                     TABLE OF CONTENTS

INVITATION TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS . . . . . . . . . . . . . . . . .    2
GENERAL PROXY INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Solicitation of Proxies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Voting Shares And Principal Holders Thereof. . . . . . . . . . . . . . . . . . . . .    3
  Beneficial Ownership Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Q & A on Proxy Voting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
STATEMENT OF CORPORATE GOVERNANCE PRACTICES. . . . . . . . . . . . . . . . . . . . . .    7
  Overview of Corporate Governance Practices . . . . . . . . . . . . . . . . . . . . .    7
    Assumption of Responsibilities by the Board of Directors . . . . . . . . . . . . .    7
    Corporate Governance Principles. . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Composition of the Board of Directors. . . . . . . . . . . . . . . . . . . . . . .    8
    Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Board Functioning and Independence . . . . . . . . . . . . . . . . . . . . . . . .    9
    Shareholder Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Code of Business Conduct and Ethics. . . . . . . . . . . . . . . . . . . . . . . .   10
    Whistleblower Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Board Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Audit and Finance Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Report of the Audit and Finance Committee. . . . . . . . . . . . . . . . . . . . .   11
    Compensation Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Report of the Compensation Committee . . . . . . . . . . . . . . . . . . . . . . .   12
    Technical Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Nominating Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
    How was the Board Compensated in 2003? . . . . . . . . . . . . . . . . . . . . . .   16
    Shareholdings of Board Members . . . . . . . . . . . . . . . . . . . . . . . . . .   16
    Summary of Board and Committee Meetings Held . . . . . . . . . . . . . . . . . . .   16
    Summary of Attendance of Directors . . . . . . . . . . . . . . . . . . . . . . . .   16
  Executive Officers and Executive Compensation. . . . . . . . . . . . . . . . . . . .   17
    Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
    Summary Compensation Table for Named Executive Officers. . . . . . . . . . . . . .   19
  Stock Option Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
    Incentive Stock Option Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
    Plan of Arrangement Stock Option Plan. . . . . . . . . . . . . . . . . . . . . . .   21
    2003 Stock Option Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
    Aggregated Options Exercised During Most Recently Completed Financial Year And
    Option Values At Financial Year-End. . . . . . . . . . . . . . . . . . . . . . . .   22
  Management Agreements with Executive Officers. . . . . . . . . . . . . . . . . . . .   22
  Indebtedness of Directors and Officers . . . . . . . . . . . . . . . . . . . . . . .   24
  Equity Compensation Plan Information . . . . . . . . . . . . . . . . . . . . . . . .   24
  Performance Graph. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
  Directors' and Officers' Insurance . . . . . . . . . . . . . . . . . . . . . . . . .   25
  Interests of Insiders and Others in Material Transactions. . . . . . . . . . . . . .   26
  Section 16(a) Beneficial Ownership Reporting Compliance. . . . . . . . . . . . . . .   26
  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure   26
  Interest of Certain Persons in Matters to be Acted Upon. . . . . . . . . . . . . . .   26
PARTICULARS OF MATTERS TO BE ACTED UPON. . . . . . . . . . . . . . . . . . . . . . . .   27
  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  Proposal #1 - Election of Directors. . . . . . . . . . . . . . . . . . . . . . . . .   27
  Proposal #2 - Appointment of Auditors. . . . . . . . . . . . . . . . . . . . . . . .   29
  Proposal #3 - Advanced Shareholder Approval  for the Issuance of Common Shares
  by Private Placement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
SHAREHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
SCHEDULE "A" CORPORATE GOVERNANCE PROCEDURES . . . . . . . . . . . . . . . . . . . . .  A-1
SCHEDULE "B" RESOLUTION APPROVING IN ADVANCE THE ISSUANCE OF COMMON SHARES BY
PRIVATE PLACEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1
SCHEDULE "C"  AUDIT COMMITTEE CHARTER. . . . . . . . . . . . . . . . . . . . . . . . .  C-1

                           INVITATION TO SHAREHOLDERS

It is my great pleasure to invite you to join our board of directors and the senior management of Apollo Gold Corporation at our next annual and special meeting, which convenes at 11:00 a.m. (Denver time) on May 20, 2004, at the Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, Colorado 80237.

I urge you to attend if you can. This occasion is your opportunity to receive a first-hand account of how Apollo Gold Corporation performed for the year ended December 31, 2003, as well as to hear our plans for the future.

Should you have any questions for senior management, the annual meeting is an excellent place to raise them.

If you cannot attend in person, I encourage you to exercise the power of your proxy, by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the annual and special meeting and wish to change your proxy vote, you may do so automatically by voting in the annual and special meeting. For further information regarding the power of your proxy please read the accompanying Management Information and Proxy Circular.

I appreciate your participation, and I look forward to seeing you this May in Denver.

Sincerely,

(Signed)    R. DAVID RUSSELL
            President and                                          April 8, 2004
            Chief Executive Officer

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the "MEETING") of the shareholders of Apollo Gold Corporation (the "CORPORATION") will be held at the Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, Colorado 80237 on Thursday, May 20, 2004 at 11:00 a.m. (Denver time) for the following purposes:

(1) to receive the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2003, together with the report of the auditors thereon;

(2)  to elect directors of the Corporation;

(3) to appoint auditors and to authorize the directors to fix their remuneration;

(4) to consider and, if thought appropriate, pass a resolution with or without variation, (the "PRIVATE PLACEMENT RESOLUTION"), authorizing the board of directors of the Corporation to enter into additional private placements of securities of the Corporation during the 12 month period ending May 20, 2005, as further set out in SCHEDULE "B" to the accompanying Management Information and Proxy Circular;

(5) to transact such other business as may properly come before the Meeting or any adjournment thereof.

The accompanying Management Information and Proxy Circular provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, AND TO RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy. Proxies to be used at the Meeting must be deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit #6, Toronto, Ontario, M5A 4K9 Canada, before 5:00 p.m. (Toronto time) on May 18, 2004.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. In addition, please read the section entitled Q&A ON PROXY VOTING "If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?"

                                             By Order of the Board


                                             (Signed)  R. David Russell
                                             President and
                                             Chief Executive Officer
Denver, Colorado
April 8, 2004

--------------------------------------------------------------------------------

                             APOLLO GOLD CORPORATION

--------------------------------------------------------------------------------

                    MANAGEMENT INFORMATION AND PROXY CIRCULAR

                            GENERAL PROXY INFORMATION

                             SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT OF APOLLO GOLD CORPORATION (THE "CORPORATION" OR "APOLLO") FOR USE AT THE ANNUAL AND SPECIAL MEETING (THE "MEETING") OF SHAREHOLDERS OF THE CORPORATION (THE "SHAREHOLDERS") TO BE HELD ON THURSDAY, MAY 20, 2004, AT 11:00 A.M. (DENVER
TIME), OR ANY ADJOURNMENT THEREOF, AT THE HYATT REGENCY TECH CENTER, 7800 EAST TUFTS AVENUE, DENVER, COLORADO 80237 FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF MEETING (THE "NOTICE OF MEETING").

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation at nominal cost. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Corporation.

This Circular, the Notice of Meeting and accompanying Proxy are being mailed on or about April 16, 2004.


                                     QUORUM

A quorum is required in order for the Meeting to be properly constituted. The holders of at least one-third of the shares entitled to vote at a meeting of shareholders, personally present or represented by proxy, shall constitute a quorum.


                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of an unlimited number of common shares ("COMMON SHARES"). As of the close of business on April 8, 2004, _______ Common Shares were outstanding and entitled to vote. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the "TSX") under the symbol APG, and on the American Stock Exchange ("AMEX") under the symbol AGT.


                           BENEFICIAL OWNERSHIP TABLE

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Shares as of March 26, 2004 by (i) all persons who are known to us to be beneficial owners of five percent (5%) or more of the Common Shares, (ii) each of our directors, (iii) the chief executive officer and the other four most highly compensated executive officers (the "NAMED EXECUTIVE OFFICERS") and (iv) all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of March 26, 2004 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of Apollo Gold Corporation, 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all Common Shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 79,017,575 of our Common Shares outstanding as of March 26, 2004.

BENEFICIAL OWNER                                    SHARES BENEFICIALLY OWNED   PERCENT OF CLASS
G.W. (Bill) Thompson                                                125,071(1)                 *
W.S. (Steve) Vaughan                                                 68,365(1)                 *
R. David Russell                                               1,574,928(1)(2)              1.98%
G. Michael Hobart                                                   111,071(1)                 *
Charles E. Stott                                                    112,071(1)                 *
R. Llee Chapman                                                     354,929(1)                 *
Richard F. Nanna                                                  1,321,166(1)              1.66%
Donald W. Vagstad                                                   192,009(1)                 *
David K.Young                                                       218,659(1)                 *
Gerald J. Schissler                                                  35,000(1)                 *
Robert A. Watts                                                           Nil                  *
All officers and directors as a group (14 persons)                4,167,269(3)              5.12%
Goodman & Company, Investment Counsel Ltd.                        5,375,000(4)              5.17%

*    Represents less than 1% of our outstanding Common Shares.

(1) Amounts shown include Common Shares subject to options exercisable within 60 days: 125,071 Common Shares for Mr. Thompson; 68,365 Common Shares for Mr. Vaughan; 550,403 Common Shares for Mr. Russell; 110,071 Common Shares for Mr. Hobart; 110,071 Common Shares for Mr. Stott; 340,829 Common Shares for Mr. Chapman; 544,866 Common Shares for Mr. Nanna; 192,009 Common Shares for Mr. Vagstad; 217,659 Common Shares for Mr. Young; and 35,000 Common Shares for Mr. Schissler.

(2) Shares beneficially owned by Mr. Russell also include 100 Common Shares owned by a member of Mr. Russell's immediate family.

(3) Shares beneficially owned by all officers and directors as a group include options and/or warrants to purchase up to 2,348,344 of our Common Shares which may be exercised in whole or in part within 60 days.

(4) The address for Goodman & Company, Investment Counsel Ltd. (f/k/a Dynamic Mutual Funds) is 55th Floor, Scotia Plaza, 40 King Street West, Toronto, Ontario, Canada M5H4A9. The number of shares indicated is based on a statement on Schedule 13G that was filed jointly by Goodman & Company, Investment Counsel Ltd. on March 5, 2004 and includes 1,625,000 warrants to purchase Common Shares of which 1,000,000 are exercisable at US$3.25 and expire on December 23, 2006 and 625,000 are exercisable at US$1.60 and expire on March 21, 2004.


                              Q & A ON PROXY VOTING

Q:   WHAT  AM  I  VOTING  ON?

A: Shareholders are voting on the election of directors to the board of directors of the Corporation (the "BOARD") for 2004, the appointment of auditors for the Corporation for 2004 and the approval of a resolution authorizing the Board to enter into additional private placements of securities of the Corporation during the 12-month period commencing May 20, 2004.

Q:   WHO  IS  ENTITLED  TO  VOTE?

A: Shareholders as of the close of business on April 8, 2004 (the "RECORD DATE"), are entitled to vote. Each Common Share is entitled to one vote on those items of business identified in the Notice of Meeting.

     If you acquired your shares after the Record Date, please refer to the answer to the question "What if ownership of shares has been transferred after April 8, 2004?" to determine how you may vote such shares.

Q:   HOW DO I VOTE?

A: There are two ways you can vote your shares if you are a registered shareholder. You may vote in person at the Meeting or you may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your shares at the Meeting. If your shares are held in the name of a nominee, please refer to the answer to the question "If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?" to determine how you may vote your shares.

Q:   WHAT IF I PLAN TO ATTEND THE MEETING AND VOTE IN PERSON?

A: If you are a registered shareholder and plan to attend the Meeting on May 20, 2004 and wish to vote your shares in person at the Meeting, do not complete or return the form of proxy. Your vote will be taken and counted at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting. If your shares are held in the name of a nominee, refer to the answer to the question "If my shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my shares?" for voting instructions.

Q:   WHO  IS  SOLICITING  MY  PROXY?

A: THE ENCLOSED FORM OF PROXY IS BEING SOLICITED BY MANAGEMENT OF APOLLO GOLD CORPORATION and the associated costs will be borne by the Corporation. The solicitation will be made primarily by mail but may also be made by the telephone, in writing or in person by the employees of the Corporation and/or CIBC Mellon Trust Company.

Q:   WHAT IF I SIGN THE FORM OF PROXY ENCLOSED WITH THIS CIRCULAR?

A:   Signing  the  enclosed form of proxy gives authority to R. David Russell or
     R. Llee Chapman, the President and the Chief Financial Officer of the Corporation, respectively, or to another person you have appointed, to vote your shares at the Meeting.

Q:   CAN I APPOINT SOMEONE OTHER THAN THESE REPRESENTATIVES TO VOTE MY SHARES?

A: Yes. WRITE THE NAME OF THIS PERSON, WHO NEED NOT BE A SHAREHOLDER, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of CIBC Mellon Trust Company.

Q:   WHAT DO I DO WITH MY COMPLETED PROXY?

A: Return it to the Corporation's transfer agent, CIBC Mellon Trust Company, in the envelope provided, at "CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit #6, Toronto, Ontario M5A 4K9 Canada", or by fax to (416) 368-2502 so that it arrives no later than 5:00 p.m. (Toronto time) on May 18, 2004. This will ensure that your vote is recorded.

Q:   IF I CHANGE MY MIND, CAN I TAKE BACK MY PROXY ONCE I HAVE GIVEN IT?

A: Yes. If you change your mind and wish to revoke your proxy, prepare a written statement to this effect or, if you are a registered shareholder, you may attend the annual meeting and vote and this will automatically revoke your proxy. If you prepare the written statement, the statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the corporation duly authorized. This statement must be delivered either to the executive office of the Corporation at 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571 no later than 5:00 p.m. (Toronto time) on May 19, 2004 or to the Chairman of the Meeting on the day of the Meeting, May 20, 2004, or any adjournment of the Meeting, prior to the time of voting.

Q:   HOW WILL MY SHARES BE VOTED IF I GIVE MY PROXY?

A: The persons named on the form of proxy must vote for or against or withhold from voting your shares in accordance with your directions. IN THE ABSENCE OF SUCH DIRECTIONS, HOWEVER, YOUR SHARES WILL BE VOTED IN FAVOUR OF THE ELECTION OF DIRECTORS TO THE BOARD, THE APPOINTMENT OF AUDITORS AND APPROVING THE PRIVATE PLACEMENTS OF SECURITIES OF THE CORPORATION.

Q: WHAT IF AMENDMENTS ARE MADE TO THESE MATTERS OR IF OTHER MATTERS ARE BROUGHT BEFORE THE MEETING?

A: The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting.

     As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgement.

Q:   HOW MANY SHARES ARE ENTITLED TO VOTE?

A: As of April 8, 2004, there were _______ Common Shares outstanding. Each registered shareholder has one vote for each Common Share held at the close of business on April 8, 2004.

Q:   WHAT IF OWNERSHIP OF SHARES HAS BEEN TRANSFERRED AFTER APRIL 8, 2004?

A: The person who acquired such shares after April 8, 2004, must produce properly endorsed share certificates or otherwise establish that he or she owns the shares and must ask the Corporation no later than 5:00 p.m. (Toronto time) on May 10, 2004, that his or her name be included in the list of shareholders before the Meeting in order to be entitled to vote these shares at the Meeting.

Q:   WHO  COUNTS  THE  VOTES?

A: The Corporation's transfer agent, CIBC Mellon Trust Company, counts and tabulates the proxies. This is done independently of the Corporation to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Corporation only in cases where a shareholder clearly intends to communicate with management or when it is necessary to do so to meet the requirements of applicable law.

Q:   IF I NEED TO CONTACT THE TRANSFER AGENT, HOW DO I REACH THEM?

A:   You can contact the transfer agent as follows:

By mail:                               or by telephone:

CIBC Mellon Trust Company              Within Canada and the United States at 1 -416-643-5500
P.O. Box 7010 Adelaide Postal Station  or 1-800-387-0825
Toronto, Ontario  M5E 2W9

E-mail: enquiries@cibcmellon.com
  www.cibcmellon.com

Q: IF MY SHARES ARE NOT REGISTERED IN MY NAME BUT ARE HELD IN THE NAME OF A NOMINEE (A BANK, TRUST COMPANY, SECURITIES BROKER, TRUSTEE OR OTHER), HOW DO I VOTE MY SHARES?

A: There are two ways you can vote your shares held by your nominee. Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of shares you hold.

     For your shares to be voted for you, please follow the voting instructions provided by your nominee. If you are a non-registered shareholder who has voted and want to change your mind and vote in person, contact your nominee to discuss whether this is possible and what procedure to follow.

     Since the Corporation does not have access to the names of its non-registered shareholders, if you attend the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you are a non-registered shareholder and wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. By doing so, you are instructing your nominee to appoint yourself as proxyholder. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, CIBC Mellon Trust Company, upon arrival at the Meeting.

Q: WHAT RIGHTS OF APPRAISAL OR SIMILAR RIGHTS OF DISSENTERS DO I HAVE WITH RESPECT TO ANY MATTER TO BE ACTED UPON AT THE MEETING?

A: No action is proposed herein for which the laws of the Yukon Territory or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.


                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The TSX has implemented rules requiring annual disclosure by corporations having shares listed on the TSX of their approach to corporate governance with specific reference to each of the 14 guidelines established by the TSX for effective corporate governance (the "TSX GUIDELINES"). In addition, there have been recent regulatory developments in the United States including the Sarbanes-Oxley Act of 2002 ("SOX") as well as the AMEX listing standards and corporate governance standards (collectively the "AMEX STANDARDS").

A detailed description on the Corporation's governance practices setting forth the Corporation's compliance with each of the 14 TSX Guidelines and certain requirements of the AMEX Standards is provided in SCHEDULE "A" to this Circular. The following is an overview of the Corporation's governance policies and practices, together with information regarding and reports of Board committees.


                   OVERVIEW OF CORPORATE GOVERNANCE PRACTICES


            Assumption of Responsibilities by the Board of Directors

The Board participates fully in assessing and approving strategic plans and prospective decisions proposed by management. In order to ensure that the principal business risks borne by the Corporation are appropriate, the Board receives and comments on periodic reports from management of the Corporation's assessment and management of such risks. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board, directly and through the Audit and Finance Committee, assesses the integrity of the Corporation's internal control and management information systems. In 2003, the Board adopted a Disclosure Policy and appointed a Disclosure Policy Officer being an Assistant Secretary of the Corporation, to determine, among other things, the appropriateness and timing of the release of information with respect to developments at the Corporation.

The Board regularly receives reports regarding the monitoring of senior management of the Corporation and its subsidiaries. Input is received at both the Compensation Committee and Board meetings regarding the performance of senior management. Both the Compensation Committee and the Board have specifically assumed responsibility for reviewing the performance of senior management.

The Board meets at least four times each calendar year, and more frequently as required. The frequency of meetings as well as the nature of the agenda items change depending on the state of the Corporation's affairs and in light of opportunities or risks which the Corporation faces from time to time. In 2003, the full Board held seven meetings.


                         Corporate Governance Principles

In 2003, the Board formally adopted a set of corporate governance principles. Those principles provide guidelines on Board size, independence of Board members, nominating and orientation of new directors, retirement and resignation of Board members, conduct of Board meetings, conflicts of interest, share ownership by directors, compensation review, assessing Board and committee performance, interaction with third parties and confidentiality. The principles also require each of the Board committees to adopt a written charter approved by the Board, as well as set out minimum numbers for committee meetings. In addition, in 2004, the Board created a Nominating Committee to comply with the AMEX Standards.


                      Composition of the Board of Directors

The TSX Guidelines define an "unrelated director" as a director who is independent of management of a company and free from any interest, and any business or other relationship, which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests and relationships arising from shareholding; a "related director" as a director who is not an unrelated director; and a "significant shareholder" as a shareholder with the ability to exercise a majority of the votes for the election of the board. Pursuant to the AMEX Standards, "independent director" means a person other than an officer or employee of the company or any parent or subsidiary who is affirmatively determined by the board of directors not to have a material relationship with the listed company that would interfere with the exercise of independent judgment. The Corporation's Board has determined that Mssrs. Hobart, Schissler, Stott, Thompson, Vaughn and Watts are independent directors.

The TSX Guidelines states that the board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. As at April 8, 2004, the Board consisted of seven directors. Six of the proposed nominees for director are unrelated directors. Mr. Hobart and Mr. Vaughan are each partners of law firms that provide legal services to the Corporation but are otherwise "unrelated" to the Corporation. The sole related director is R. David Russell, the President and Chief Executive Officer of the Corporation. The AMEX Standards require that each listed company must have a sufficient number of independent directors on its board of directors such that at least a majority of such directors are independent directors subject to the certain exceptions. The Board has determined that six of the proposed nominees for directors, being all of the nominees other than R. David Russell, are independent directors.

The Corporation does not have any "significant shareholders" as that term is defined in the TSX Guidelines. The Board believes that the current size and composition of the Board serves the Corporation and its shareholders well. The Board believes that all of its directors, including its related director, make a valuable contribution to the Board and the Corporation. As indicated above, a majority of the Corporation's directors are unrelated. The related director possesses an extensive knowledge of the Corporation's business and has extensive business experience, both of which have proven to be beneficial to the other directors, and his participation as a director contributes to the effectiveness of the Board. The Board also believes that the directors are sensitive to conflicts of interest and excuse themselves from deliberations and voting in appropriate circumstances.

                                   Committees

The Board has four committees: an Audit and Finance Committee, a Compensation Committee, a Technical Committee and a Nominating Committee. The Board committees are generally composed of outside directors, a majority of whom are unrelated directors in accordance with the provisions contained in the TSX Guidelines and are independent directors as stated in the AMEX Standards. The composition, mandate and certain activities of each committee are set out under "Statement of Corporate Governance Practices - Board Committees" of this Circular.


                       Board Functioning and Independence

In accordance with the TSX Guidelines and the AMEX Standards, the Corporation provides orientation to new recruits to the Board. Such orientation consists of orientation sessions with management, a review of prior Board activity, receipt of documentation including the Corporation's articles, by-laws, policies and procedures and personal meetings with directors and management of subsidiaries.

The Board has a formal policy that all acquisitions and divestitures of a material nature require the approval of the Board. In addition, Board policy requires that all major strategic decisions, including any change in the strategic direction of the Corporation be presented by management to the Board for approval. As part of its ongoing activity, the Board regularly receives and comments upon reports of management as to the performance of the Corporation's business and management's expectations and planned actions in respect thereto.

The Board reviews the adequacy and form of the compensation of directors to ensure the compensation realistically reflects the responsibility and risk involved in being an effective director. The Board has made it a priority to continue to examine and develop the processes which it follows in its deliberations in order that it will continue to fulfill its mandate.

The Board and the Chief Executive Officer engage in regular dialogue regarding the performance of the senior management team, including the Chief Executive Officer, in achieving the Corporation's strategic objectives as determined by management and the Board. As the Board has plenary power, any responsibility which is not delegated to management or a Board committee remains with the Board.

The Board conducts in-camera sessions without management present as it deems appropriate and also conducts in-camera sessions to review the recommendations of the Compensation Committee. The Compensation Committee also conducts part of its deliberations without management present. As well, the Audit and Finance Committee has a policy to meet annually with the Corporation's auditors without management present.

In accordance with the provisions of the TSX Guidelines and the AMEX Standards, the By-laws of the Corporation provide for a system which enables an individual director to engage an outside adviser at the expense of the Corporation in appropriate circumstances. Prior approval of the Audit and Finance Committee is required for the retention of such an adviser.

The Corporation has adopted a formal policy that all members of the Board are encouraged, but not required, to attend the annual meeting of shareholders of the Corporation. With the exception of one director who did not stand for re-election, all Board members attended the Corporation's 2003 annual and special meeting held on May 21, 2003.


                           Shareholder Communications

The Corporation endeavours to keep all shareholders well informed as to the financial performance of the Corporation, primarily by means of its annual and quarterly reports, and by press releases. The Board has specifically adopted a disclosure policy in furtherance of these goals.

Management of the Corporation is receptive to shareholder feedback in any form. It is the policy of the Corporation to receive and respond promptly to shareholder enquiries, while being guided by legal requirements as well as the Corporation's policies in respect to confidentiality and disclosure. Shareholders wishing to send communications to the Board of the Corporation should write to either the Chairman of the Board or the Secretary of the Corporation at the following address: Apollo Gold Corporation, 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571.

All such communication shall state the type and amount of Corporation securities held by the security holder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Chairman of the Board or the Secretary of the Corporation, as applicable, will forward all such communication to the members of the Board or specific Board committee.

The Board is satisfied that the Corporation's comprehensive governance program is consistent with, and in many instances goes beyond, the TSX Guidelines and the AMEX Standards. A detailed comparison of the Corporation's governance procedures compared with the TSX Guidelines and the AMEX Standards is set forth in SCHEDULE "A" to this Circular.


                       Code of Business Conduct and Ethics

In 2003, the Corporation formally adopted a Code of Business Conduct and Ethics and related policies, which sets high standards for ethical behaviour throughout the organization. The Code of Business Conduct and Ethics provides the entire organization with the same frame of reference for dealing with sensitive and complex issues such as conflicts of interest, use of information, confidentiality of personal information, confidentiality of business information, corporate opportunities, use of inside information, fair trading, protection and use of company assets, accounting practices, records retention, compliance with laws, rules and regulations, and duty to report and consequences.

In addition, in 2004 the Corporation formally adopted a Code of Ethics (the "CODE") pursuant to section 406 of SOX and the Rules of AMEX in order to provide written standards and guidance to the Corporation's directors, principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions and any "executive officers" (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Corporation not named above. The purpose of the Code is to promote:

     - honest, and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     -    compliance  with  applicable governmental laws, rules and regulations;

     - full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Corporation;

     - the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     -    accountability  for  adherence  to  the  Code.

The Code is posted on the Corporation's website at www.apollogold.com.
                                                   ------------------


                              Whistleblower Policy

The Corporation's internal controls and corporate reporting and disclosure procedures are intended to prevent, deter and remedy any violation of the applicable laws and regulations that relate to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against shareholders. Even the best systems of control and procedures, however, cannot provide absolute safeguard against such violations.

In 2004, the Audit and Finance Committee of the Corporation formally adopted a Whistleblower Policy which governs the process through which employees and others, either directly or anonymously, can notify the Corporation's Compliance Officer or Audit and Finance Committee of potential violations or concerns.

The Whistleblower Policy also establishes a mechanism for responding to, and keeping records of, complaints from employees and others regarding such potential violations or concerns.

                                BOARD COMMITTEES


AUDIT  AND  FINANCE  COMMITTEE

The Audit and Finance Committee is responsible for the Corporation's financial reporting process and the quality of its financial reporting. In discharging its responsibilities, the Audit and Finance Committee meets regularly with the Corporation's auditors and Chief Financial Officer.

The Audit and Finance Committee adopted a charter in 2002. To ensure compliance with SOX, in March 2004 the Audit and Finance Committee amended and restated its charter. A copy of the Audit and Finance Committee's amended and restated charter is attached hereto as SCHEDULE "C". The amended and restated charter is also posted on the Corporation's website at www.apollogold.com.
                                                   ------------------

The Audit and Finance Committee's charter requires that all Audit and Finance Committee members satisfy the applicable independence requirements of the TSX and AMEX and other regulatory requirements. During the fiscal year of the Corporation ending December 31, 2003, the Audit and Finance Committee was comprised of Messrs. Thompson, Schissler and Watts, each meeting the independence and the financial literacy requirements of the TSX and AMEX. Mr. Watts was appointed as a member of the Audit and Finance Committee effective August 19, 2003. He was appointed as Chair of the Audit and Finance Committee effective upon the resignation of Mr. Neil Woodyer, who resigned as a director of the Corporation on November 13, 2003. The Board has determined that Mr. Watts serves as the Audit and Finance Committee's "financial expert" as defined in the AMEX Standards.


                    Report of the Audit and Finance Committee

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2003, with management and Deloitte & Touche LLP. Management and Deloitte & Touche LLP represented to the Audit Committee that the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2003, were prepared in accordance with accounting principles generally accepted in Canada (except for Note 18, Differences Between Canadian and U.S. GAAP). The Audit and Finance Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards ("SAS") Nos. 61, 89 and 90 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. SAS Nos. 61, 89 and 90 set forth requirements pertaining to the independent auditor's communications with the Audit and Finance Committee regarding the conduct of the audit.

The Audit and Finance Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board ("ISB") Standard No. 1, Independence Discussions with Audit Committees, as amended. ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit and Finance Committee all relationships between the auditor and the Corporation that, in the auditor's judgment, reasonably may be thought to bear on independence and to discuss the auditor's independence with the Audit Committee. The Audit and Finance Committee discussed with Deloitte & Touche LLP its independence and considered in advance whether the provision of any non-audit services by Deloitte & Touche LLP is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit and Finance Committee described above, in reliance on the unqualified opinion of Deloitte & Touche LLP dated March 5, 2004, regarding the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2003, the Audit and Finance Committee recommended to the Board of Directors, and the Board of Directors approved, that such financial statements be included in the Corporation's annual report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

In fulfilling its responsibilities in respect of monitoring compliance with laws and regulations and business conduct, the Audit and Finance Committee recommended the formal adoption of the Corporation's Code of Business Conduct and Ethics. Its mandate also includes monitoring among other things, related party transactions.

The Audit and Finance Committee met seven times in 2003 and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year ended December 31, 2003.

Submitted by:

Audit and Finance Committee

Robert A. Watts, Chairperson
Gerald Schissler
G.W. Thompson


COMPENSATION  COMMITTEE

The Compensation Committee was established by the Corporation in 2002 and formally adopted its charter at that time. To ensure compliance with SOX, on
March 10, 2004, the Compensation Committee replaced its charter with a new charter. The charter is posted on the Corporation's website at www.apollogold.com.
------------------

Under its new charter, the main purposes of the Compensation Committee are:

     - to establish, administer and evaluate the compensation philosophy, policies and plans for non-employee directors and executive officers; and

     - to make recommendations to the board regarding director and executive compensation; and

     - to review the performance and determine the compensation of the President and Chief Executive Officer, based on criteria including the Corporation's performance and accomplishment of long-term strategic objectives.

During the fiscal year of the Corporation ending December 31, 2003, the Compensation Committee was comprised of Messrs. Hobart, Schissler, Stott, Thompson and Vaughan, each meeting the independence requirements of the TSX and the AMEX Standards.

                      Report of the Compensation Committee

Compensation Philosophy

The Corporation's executive officer compensation policies are intended to provide an appropriate overall compensation package that will permit the Corporation to attract and retain highly qualified and experienced senior executive officers and to encourage superior performance by such senior executive officers. The Corporation's compensation policies are intended to motivate individuals to achieve results at the specific subsidiary at which they are employed as well as overall corporate results. In addition, the Corporation believes that directors, officers and employees should have their benefits aligned with both the short and long term interests of the shareholders.

The compensation of the Corporation's executive officers is comprised of three components: base salary, annual cash bonus, and long-term incentives in the form of stock options. It is structured to be competitive with a select group of comparative producing gold mining companies. The annual cash bonus is discretionary based on factors including attaining or exceeding certain budgeted goals for gold sales and the related cash production costs of such gold sales at each of the Florida Canyon and Montana Tunnels mines and targets an increase in the proven and probable gold reserves of the Corporation.

Cash bonuses and stock options are directly related to company performance and the individual's contribution thereto.

Base Salary

The base salary for the President and Chief Executive Officer and each Named Executive Officer is reviewed annually by the Compensation Committee within the context of individual and corporate performance and market competitiveness. The market assessment is based primarily on the compensation practices of producing gold mining companies for comparable positions.

Stock Options

The Corporation has two stock option plans; a regular employee incentive stock option plan, as amended (the "INCENTIVE STOCK OPTION PLAN") and a stock option plan authorized by the shareholders pursuant to the terms of the Plan of Arrangement, (the "PLAN OF ARRANGEMENT STOCK OPTION PLAN"). The purpose of these stock option plans is to develop the interest and incentive of eligible employees, officers and directors in the Corporation's growth and development by giving an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals.

Stock options are granted in accordance with the Incentive Stock Option Plan at not less than the closing price of the Common Shares on the business day immediately prior to the date of grant. Stock options granted pursuant to the Plan of Arrangement Stock Option Plan have an exercise price of US$0.80 per share, as approved by a special resolution of shareholders pursuant to the terms and conditions of the Plan of Arrangement effective June 25, 2002 whereby International Pursuit Corporation and Nevoro Gold Corporation amalgamated to form the Corporation.

President and Chief Executive Officer

The Compensation Committee and the Board continue to be of the view that Mr. Russell provides the leadership that permitted the Corporation to grow in 2003. In making their compensation decision they considered this as well as other factors, including his contribution to the business performance and anticipated future performance of the Corporation.

The President and Chief Executive Officer's compensation consists of a base salary, an annual cash bonus and various perquisites. In 2003, the base salary accounted for approximately 74% of all cash compensation paid to the President and Chief Executive Officer. Pursuant to the Corporation's bonus policies, bonus awards may be made to the President and Chief Executive Officer and other senior executives based upon several factors, including the Corporation's return on equity, the performance of the subsidiary with respect to which such senior executive has responsibility and the achievement of stipulated individual goals of such senior executive.

Going forward, the Compensation Committee and, as appropriate, the Board, will address other issues relating to executive compensation, including the relative emphasis on the components of executive compensation, including compensation for the Corporation's President and Chief Executive Officer.

In 2003 the Compensation Committee met on four occasions and is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year ended December 31, 2003.

Compensation Committee Interlocks and Insider Participation

There are no members of the Compensation Committee who were officers or employees of the Corporation or any of its subsidiaries during the fiscal year, formerly officers of the Corporation, or had any relationship otherwise requiring disclosure hereunder.

Submitted by:

Compensation Committee

Gerald J. Schissler, Chairperson
G. Michael Hobart
Charles F. Stott
G.W. (Bill) Thompson
W.S. (Steve) Vaughan

TECHNICAL  COMMITTEE

The Technical Committee was established in 2002 by the Corporation and formally adopted its charter at that time. The charter is posted on the Corporation's website at www.apollogold.com. Under its charter, the primary objectives of the
            ------------------
Technical Committee are:

     - to review and to approve the methodology and procedure for calculating the resource and ore reserve estimates of the Corporation and its subsidiaries;

     - to review and to report on the Corporation's environmental compliance program and its effectiveness; and

     - to review and to report on the Corporation's safety program and its effectiveness.

During the fiscal year of the Corporation ended December 31, 2003, the Technical Committee was comprised of Messrs. Russell, Stott, and Watts. Mr. Watts was appointed to the Technical Committee on November 13, 2003.

During 2003, the Technical Committee met on seven occasions, one of such times at the Montana Tunnels Mine, located near Helena, Montana. In addition, in 2003 the Technical Committee conducted a tour of the Corporation's Black Fox Project near Timmins, Ontario. The Technical Committee reported to the Board on its findings and recommendations with respect to ore reserves, exploration initiatives, land acquisitions and environmental and safety affairs of the Corporation. The Technical Committee is satisfied that it appropriately fulfilled its mandate to the best of its ability during the year ended December 31, 2003.


NOMINATING  COMMITTEE

The Nominating Committee was established in March 2004 by the Corporation and formally adopted its charter at that time. Under its charter, a copy of which is posted on the Corporation's website at www.apollogold.com, the primary
                                                 ------------------
objectives  of  the  Nominating  Committee  are  to  assist  the  Board  by:

     - identifying individuals qualified to become Board members and recommending to the Board proposed nominees for Board membership and recommending to the Board directors to serve on each committee.

     - ensuring that the Audit and Finance Committee, Compensation Committee, Technical Committee and Nominating Committee of the Board have the benefit of qualified and experienced "independent directors".

The charter of the Nominating Committee requires that all committee members satisfy the applicable independence requirements of the TSX and the AMEX Standards. The Nominating Committee is comprised of Messrs. Schissler, Hobart, Stott, Thompson and Vaughan, all of whom satisfy the independence requirements of the TSX Guidelines and the AMEX Standards. The Nominating Committee met once in 2004.

Director  Nominations.

The Board will consider all potential candidates for nomination by the Board for election as directors who are recommended by the Corporation's shareholders, directors, officers, and employees. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Nominating
Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, the Company must receive the required notice (described below) on or before the date set forth in the prior year's annual proxy statement under the heading "Shareholder Proposals" in order to be considered by the Nominating Committee in connection with the Corporation's next annual meeting of shareholders.

Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee which identifies the candidate and includes the information described below. The notice should be sent to the following address by the dates set forth under "Shareholder Proposals": Apollo Gold Corporation, 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571.

The  notice  shall  contain  the  following  information:

     - The name of the nominating shareholders and the address, phone number and e-mail address at which the nominating shareholders can be contacted.

     - Evidence of the number of the Company's Common Shares held by the nominating shareholders, a statement of how long the nominating shareholders has held those Shares, and a statement that the nominating shareholders will continue to hold those Shares at least through our next annual meeting of shareholders.

     - The candidate's full name, together with the address, phone number and e-mail address at which the candidate can be contacted.

     - A statement of the candidate's qualifications and experiences, and any other qualities that the nominating shareholders believes that the candidate would bring to the Board.

     - A description of all arrangements or understandings, if any, between the shareholders and the candidate and any other person or persons with respect to the candidate's proposed service on the board.

     - The candidate's resume, which must include at a minimum a detailed description of the candidate's business, professional or other appropriate experience for a least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

     - A written statement, signed by the candidate, agreeing that if he or she is selected by the Committee and the board, he or she will (i) be a nominee for election to the board, (ii) provide all information necessary for us to include in our proxy statement under applicable SEC or AMEX rules, and (iii) serve as a director if he or she is elected by shareholders.

     - Any additional information that the nominating shareholders believes is relevant to the Committee's consideration of the candidate.

The Nominating Committee may employ any of the following procedures in identifying nominees to serve as directors of the Corporation: (a) evaluating persons suggested by shareholders or others, (b) conducting inquiries into background and qualifications; (c) retaining a search firm, (c) obtaining advice and assistance from internal or external legal, accounting, or other advisors, and (d) other procedures appropriate to the character of the expertise or other director characteristic needed on the Board in any specific situation.

The Board has adopted the following series of minimum qualifications and specific qualities and skills for the Company's directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee:

     -    integrity;

     - commitment to devoting necessary time and attention to his or her duties to the Corporation;

     -    independence;

     -    business  experience;

     -    specialized  skills  or  experience;

     - diversity of background and experience (including race, ethnicity, international, gender and age);

     -    possible  conflicts  of  interest;  and

     - other criteria appropriate to the character of the expertise or other director characteristic needed on the Board in any specific situation

The Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the Board of the Corporation for this Meeting.


                             EXECUTIVE COMPENSATION

                            COMPENSATION OF DIRECTORS


                     How was the Board Compensated in 2003?

-    Number  of  directors  at  April 8, 2004:  7 (6 non-employee, 1 management)
-    Directors'  compensation  is  paid  only  to  non-employee  directors
- Annual retainer: US$7,500 per year in 2003, payable as to US$1,875 per calendar quarter
- Board meeting fee: US$1,000 per meeting; if attended telephonically US$500 per meeting
- Annual retainer of Chairman: US$5,000, payable as to US$1,250 per calendar quarter
- Committee meeting fee: US$750 per meeting; if attended telephonically US$500 per meeting
-    Committee  Chair  retainers:  Nil  for  2003;  commencing  January 1, 2004,
     US$3,000  per  year,  payable  as  to  US$750  per  calendar  quarter
- Travel fee: US$250 per travel day, other than a day on which a meeting occurs
-    Reimbursements:  related  travel  and  out-of-pocket  expenses

The compensation entitlements referred to above were adopted by the Board effective July 1, 2002. Directors of the Corporation are also eligible to receive options to acquire shares of the Corporation. The number of options is determined by the Board after reviewing the recommendations of the Compensation Committee.

                         Shareholdings of Board Members

-    Total  outstanding  Common Shares held by non-employee directors: 3,000 (1)

-    Total  value  of  outstanding Common Shares held by non-employee directors:
     US$6,390.00  (2)

_____________________

     (1)  Shareholdings  of  the  non-employee  directors  as at March 26, 2004.

     (2) Based on the closing price of the Common Shares on the AMEX as of March 26, 2004: US$2.13 per share.

                  Summary of Board and Committee Meetings Held

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003
----------------------------------------------------
Board                                             6
Audit and Finance Committee                       7
Compensation Committee                            4
Technical Committee                               7
----------------------------------------------------
Total number of meetings held                    24

                         Summary of Attendance of Directors

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------
Director                       Board meetings attended  Committee meetings attended
-----------------------------------------------------------------------------------
G. Michael Hobart                               6 of 6                       4 of 4
R. David Russell                                6 of 6                       7 of 7
Gerald J. Schissler                             6 of 6                     11 of 11
Charles Stott                                   6 of 6                     11 of 11
G. W. (Bill) Thompson                           6 of 6                     11 of 11
W. S. (Steve) Vaughan                           5 of 6                       4 of 4
Robert A. Watts                                 2 of 2                        2of 2

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION


                               Executive Officers

Set forth below is certain information concerning the Named Executive Officers and other executive officers of the Corporation.

NAME               AGE         POSITION
----               ---         --------

R. David Russell    48         President and Chief Executive
                               Officer

R. Llee Chapman     47         Vice President - Finance, Chief Financial
                               Officer, Treasurer and Controller

David Young         50         Vice President - Business
                               Development

Richard F. Nanna    54         Vice President - Exploration

Donald W. Vagstad   52         Vice President - Legal, General
                               Counsel and Secretary

Wade W. Bristol     45         Vice President - U.S. Operations

Melvyn Williams     55         Senior Vice President - Finance and
                               Corporate Development

Donald O. Miller    57         Vice President - Human Resources
                               and Administration


R.  DAVID  RUSSELL

David Russell has been the Corporation's President and Chief Executive Officer since June 2002. Prior to the amalgamation of International Pursuit Corporation and Nevoro Gold Corporation in June 2002, Mr. Russell was a founder in January 2002 of Nevoro Gold Corporation, a private Ontario company, and served as its President from February to June 2002. Mr. Russell was an independent mining consultant from December 1999 to 2002. From January 1995 to December 1999, he was Vice President and Chief Operating Officer of Getchell Gold, a Nevada gold producer. At Getchell, Mr. Russell oversaw the Getchell open pit as well as the development of two underground mechanized mines and a complex pressure oxidation mill for ore processing. Mr. Russell was also a very involved team member in Getchell's initial public offering and secondary offerings as well as the evaluation and negotiations associated with Placer Dome's US$1.1 billion acquisition of Getchell in May 1999. Prior to Getchell, Mr. Russell was General Manager of U.S. operations for LAC Minerals and after its acquisition by Barrick Gold, he served in the same capacities for Barrick. His responsibilities included operations at various mines in the western U.S. including the Bullfrog Mine in Nevada; the Richmond Hill Mine located near Lead, South Dakota; the Ortiz Project near Santa Fe, New Mexico; and the Coliseum reclamation project in California. Prior to LAC/Barrick, Mr. Russell was Manager Underground Mining for Independence Mining in Nevada, Project Manager for Hecla Mining in Idaho, Manager of the Lincoln Project in California for FMC/Meridian Gold and Mine Manager for ASARCO in Idaho and Colorado. Mr. Russell is a mining engineer from Montana Tech. Mr. Russell also serves as a director of Idaho General Mines.

R.  LLEE  CHAPMAN

R. Llee Chapman has been our Chief Financial Officer, Vice President-Finance, Treasurer and Controller since September 2002. From September 2002 to March 2004, Mr. Chapman held the additional office of Vice President-Administration. From June 2002 to September 2002, Mr. Chapman served as our Vice President - Administration and Controller, and from April 2002 to June 2002 he was the Vice President, Administration and Controller for Apollo Gold, Inc. prior to its becoming the Corporation's subsidiary. Mr. Chapman was the Chief Financial Officer for Knight Piesold & Company, a specialty engineering company, from January 2001 to April 2002, an independent consultant from October to December 2000, and served as the Administrative Manager of the Goldstrike Mine for Barrick Gold Corporation from June 1989 to October 2000. Mr. Chapman has been in the natural resources business for 21 years. He has worked with some of the world's largest and most successful natural resource and engineering companies. He has been involved in all aspects of financial management as well as safety, human resources and political/community affairs. Mr. Chapman is a former Elko County Commissioner, has CPA designations in two states (Idaho and Montana), and is a current foundation board member of Great Basin Community College and The Desert Research Institute in Nevada. He is also a trustee for the Northwest Mining Association.

DAVID  K.  YOUNG

David K. Young has been our Vice President-Business Development since May 2003. From June 2002 to May 2003, Mr. Young was our Vice President-Mining and Engineering. From March 2002 to June 2002, Mr. Young served as Vice President-Operations of Apollo Gold, Inc. From March 2000 to March 2002, he was an independent consultant to U.S. mining companies and consulting firms on precious and base metal projects in the western U.S. and South America. From 1984 to March 2000, Mr. Young worked for ASARCO, Inc. in senior operating roles at the Troy mine and its other underground silver projects in Montana. Mr. Young has also worked as a research and development chemist. Mr. Young is a mining engineer, P.E., from the Colorado School of Mines.

RICHARD  F.  NANNA

Richard F. Nanna has been our Vice President-Exploration since our Plan of Arrangement in June 2002. Mr. Nanna was a founder of Nevoro Gold Corporation in January 2002 and served as its Vice President - Exploration from February to June 2002. From 1999 to 2002 Mr. Nanna worked as an independent consultant. From 1983 to 1999, Mr. Nanna served as Vice President of Getchell Gold, where he was involved with the Getchell property from its initial development in 1983 to the property's sale to Placer Dome in 1999. Mr. Nanna is credited with leading the team that discovered 18.5 million ounces on the property, 2.5 of which was mined, 6.5 in reserves and 9.5 in resources. Prior to Getchell, Mr. Nanna worked as a geologist for precious and base metals, industrial minerals and uranium. Mr. Nanna has also worked as an engineer and instructor. He received a MS in Geology from Akron University in Ohio.

DONALD  W.  VAGSTAD

Donald W. Vagstad has served as our Vice President-Legal, General Counsel and Secretary since our Plan of Arrangement in June 2002. From February 1999 to June 2002, Mr. Vagstad was the Vice President-Legal, General Counsel and Secretary of Apollo Gold, Inc., prior to its becoming Apollo Gold Corporation's subsidiary. From 1996 to February 1999, he served as the Associate General Counsel and Assistant Secretary for Pegasus Gold Inc. From 1993 to 1996, Mr. Vagstad operated a private law practice. From 1987 to 1993, Mr. Vagstad served in several positions, ending as General Counsel-Corporate Division, for Collin & Aikman Co. and its predecessor companies in Santa Monica, California. He began his career by serving as an attorney with Sheppard, Mullin, Richter & Hampton, a California law firm, from 1980 to 1987. From 1982 to 1983, Mr. Vagstad served on detached assignment with Anderson, Mori & Rabinowitz in Tokyo, Japan, under that law firm's foreign attorney exchange program. Mr. Vagstad has been admitted to practice law in the States of California, Colorado, Oregon and Washington. He graduated summa cum laude from the University of Minnesota School of Liberal Arts with a BA in Geography in 1977 and from the University of Minnesota School of Law, cum laude, with a Juris Doctor degree in 1980.

WADE  W.  BRISTOL

Wade W. Bristol has been our Vice President-United States Operations since May 2003. From December 2002 to May 2003 Mr. Bristol served as our Vice President-Investor Relations and Corporate Development. From May 2000 to November 2002, Mr. Bristol was a financial advisor for Prudential Securities, from January to April 2000 he was an independent consultant, and from 1997 to 1999, Mr. Bristol was the general manager of Getchell Gold's Nevada mining operations. He received a B.S. in mining engineering from Montana Tech in Montana.

MELVYN  WILLIAMS

Melvyn Williams has served as our Senior Vice President-Finance and Corporate Development since March 2004. From 2000 to 2003, he served as Chief Financial Officer of TVX Gold Inc., a gold mining company with five operating mines and an advanced development project in Greece, with an annual gold production of 250,000 ounces. From 1997 to 2000, Mr. Williams served as Vice President - Finance of TVX Gold Inc., where he was primarily responsible for the company's Greek operations and developments. In 1995, he served as a financial executive for Star Mining Corporation, an Australian-listed company with a 35% interest in Lenzoloto JSC, a Russian gold producer, where he was responsible for overseeing the development of all aspects of a gold mining joint venture. In 1994, Mr. Williams served as Vice President - Finance of LAC North America, a gold mining company with annual gold production of 800,000 ounces, where he created and managed a new financial and management team. From 1989 to 1994, he was the Executive Director of Riominas LDA, a subsidiary of The RTZ Corporation (a multinational mining house), and was a Chief Accountant for Rossing Uranium, a subsidiary of The RTZ Corporation, from 1977 to 1989. Mr. Williams is a Chartered Certified Accountant, and received an MBA from Cranfield in 1988.

DONALD  O.  MILLER

Donald O. Miller has served as our Vice President-Human Resources and Administration since March 2004. From January 2000 to October 2003, he owned and operated a family business in Henderson, Nevada. Mr. Miller held the position of Vice President and Chief Administrative Officers with Getchell Gold Corporation from April 1995 to December 1999. Prior to this assignment, from April 1992 to April 1995, he was Principal for GEM 2000, an international management consulting firm specializing in Latin America. Mr. Miller was Vice President, Employee Relations with Newmont Mining Company from April 1990 to April 1992. He served in the capacity of Vice President Human Resources, Cyprus Coal Company and General Manager, Compensation and Benefits, Cyprus Minerals Company from September 1985 to April 1990. From January 1980 to September 1985, Mr. Miller served as Manager, Developing Properties and as Manager, Labor Relations with Anaconda Mining Company, a wholly-owned subsidiary of Atlantic Richfield Company. Mr. Miller held various positions in minesite operations, labor relations and new mine development from 1972 to 1980 with Anaconda Copper Company. Mr. Miller is a veteran of the Vietnam War, having served in the US Army from 1968 to 1971. Mr. Miller graduated from the University of Arizona with a BS in Business and Labor Relations in 1968 and received his MBA from the University of Phoenix in 1985.


             Summary Compensation Table for Named Executive Officers

The following table sets forth all compensation paid in respect of the individuals who were, at December 31, 2003, the Chief Executive Officer and the other Named Executive Officers whose total salary and bonus was in excess of US$100,000 per annum. Securities legislation provides that the Named Executive Officers are determined on the basis of the total cash compensation (salary and annual bonus) earned in the year ended December 31, 2003.

                                                               ANNUAL COMPENSATION             LONG-TERM
                                                                                            COMPENSATION(1)
                                                       ----------------------------------  ------------------
                                                                             OTHER ANNUAL   SECURITIES UNDER
                                                                             COMPENSATION        OPTIONS         ALL OTHER
                                                         SALARY   BONUS (2)       (3)        GRANTED(4) (5)    COMPENSATION)(6)
NAME AND PRINCIPAL POSITION                       YEAR    ($)        ($)          ($)              (#)               ($)
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------
R. David Russell (7)                              2003   285,385    100,000        15,000             250,000        207,080 (8)
President and Chief Executive Officer             2002   202,702     50,000        15,000             425,403        361,774 (9)
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------
R. Llee Chapman (10)                              2003   181,923     50,000        10,000             250,000          9,568
Vice President and Chief Financial Officer        2002    88,112     40,000        10,000             215,829          2,934
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------
Richard F. Nanna (11)                             2003   160,000     80,000        15,000             200,000        171,100(12)
Vice-President, Exploration                       2002   157,973     30,000        15,000             444,868        299,112(13)
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------
Donald W. Vagstad (14)                            2003   158,014     15,000        10,000             100,000         10,019
Vice-President, Legal, General
Counsel and Secretary                             2002   155,613     15,000        10,000             142,009         84,464(15)
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------
David Young (16)                                  2003   135,577     35,000        10,000             100,000         10,071
Vice-President, Business Development              2002    93,701     30,000        10,000             167,659          1,082
------------------------------------------------  ----  --------  ---------  -------------  -----------------  -----------------

(1) The Corporation has not granted any stock appreciation rights (SAR) or other long term incentive plan (LTIP) awards.

(2) Includes bonuses earned for the fiscal year whether or not paid in the fiscal year.

(3) Unless otherwise stated, the figures disclosed in this column represent an annual automobile allowance for each individual provided in his employment agreement.

(4) Options granted in the 2002 fiscal year refer to options granted pursuant to the Plan of Arrangement Stock Option Plan to purchase Common Shares at a price of US$0.80 per share, of which 50% vested on December 31, 2002 and the balance, after certain deductions were made for failure to meet certain goals and objectives, vested effective on December 31, 2003. The amount of options shown reflect the net number of options which vested, after all applicable deductions were made. See "Plan of Arrangement Stock Option Plan".

(5) Options granted in the 2003 fiscal year refer to options granted pursuant to the Incentive Stock Option Plan to purchase Common Shares at a price of US$2.24, vesting over a two year period at the rate of 50% on each of the first and second anniversaries of the date of grant.

(6) The following amounts shown as all other compensation represent employer contributions to the Corporation's 401(k) Plan for 2003 and 2002, respectively: $9,450 and $1,774 for Mr. Russell; $8,992 and $2,934 for Mr. Chapman; $7,830 and $2,112 for Mr. Nanna; $9,278 and $5,992 for Mr. Vagstad; and $9,450 and $1,082 for Mr. Young. In the following instances, these amounts include amounts paid in respect of employer contributions for the previous year: the 2003 amount for Mr. Chapman includes $1,004 paid in respect of contributions for 2002; the 2003 amount for Mr. Nanna includes $4,950 in respect of contributions for 2002; and the 2003 and 2002 amounts for Mr. Vagstad include $4,922 and $2,265 in respect of contributions for 2002 and 2001, respectively. The following amounts shown as all other compensation for 2003 represent life insurance premiums paid on behalf of named executives as follows: $630 for Mr. Russell; $576 for Mr. Chapman; $745 for Mr. Nanna; $741 for Mr. Vagstad; and $621 for Mr. Young.

(7) Mr. Russell served as President and Chief Executive Officer of Nevoro Gold Corporation from January 1, 2002 and has served in a similar capacity with the Corporation since June 25, 2002.

(8) This figure is expressed in U.S. dollars and represents the value of 100,000 Common Shares which vested effective December 31, 2003 and were issuable to Mr. Russell effective March 10, 2004 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the AMEX on March 10, 2004 was US$1.97.

(9) This figure is expressed in Canadian dollars and represents the value of 100,000 Common Shares issuable to Mr. Russell effective December 31, 2002 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the TSX on December 31, 2002 was Cdn.$3.60.

(10) Mr. Chapman served as Vice President, Accounting and Administration with Nevoro Gold Corporation from April 15, 2002 and was appointed to serve in a similar capacity with the Corporation effective June 25, 2002. Mr. Chapman was appointed as Chief Financial Officer of the Corporation on August 28, 2002. Accordingly, Mr. Chapman's 2002 compensation reflects approximately 9 months employment.

(11) Mr. Nanna served as Vice President, Exploration of Nevoro Gold Corporation from January 1, 2002 and has served in a similar capacity with the Corporation since June 25, 2002.

(12) This figure is expressed in U.S. dollars and represents the value of 82,500 Common Shares which vested effective December 31, 2003 and were issuable to Mr. Nanna effective March 10, 2004 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the AMEX on March 10, 2004 was US$1.97.

(13) This figure is expressed in Canadian dollars and represents the value of 82,500 Common Shares issuable to Mr. Nanna effective December 31, 2002 pursuant to the terms of the Plan of Arrangement. The closing price of the Common Shares on the TSX on December 31, 2002 was Cdn.$3.60.

(14) Mr. Vagstad served as Vice President, Legal, General Counsel and Secretary of Apollo Gold, Inc. from January 1, 2002 and has served in a similar capacity with the Corporation since June 25, 2002.

(15) This figure represents direct payments and reimbursements of relocation costs associated with Mr. Vagstad's and his family's relocation to the Corporation's new executive offices in Denver, Colorado, including gross-up of United States Federal and Colorado State income tax obligations incurred as a result of actual or constructive receipt of those payments and reimbursements.

(16) Mr. Young served as Vice President, Mine Operations of Nevoro Gold Corporation from March 17, 2002 and served in a similar capacity with the Corporation from June 25, 2002 to May 2003 whereupon he was appointed as Vice President, Business Development. Accordingly, Mr. Young's compensation for the 2002 fiscal year reflects approximately 9 months employment.


                               STOCK OPTION PLANS

                           Incentive Stock Option Plan

Following completion of the Plan of Arrangement and the amalgamation between International Pursuit Corporation and Nevoro Gold Corporation to form the Corporation, the Corporation reconfirmed and adopted the incentive stock option plan, as amended (the "INCENTIVE STOCK OPTION PLAN") of International Pursuit Corporation. The purpose of the Incentive Stock Option Plan is to develop the interest of the senior officers, directors and key employees of the Corporation and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management and consulting services to the Corporation or to its subsidiaries and affiliates ("PARTICIPANTS").

The Compensation Committee that administers the Incentive Stock Option Plan has broad authority to fix the terms and conditions of individual agreements with Participants, including the duration of the award and any vesting requirements. Options to purchase 4,805,904 Common Shares are issuable pursuant to the Incentive Stock Option Plan. The number of Common Shares reserved for issuance to any one person pursuant to the grant of options under the Incentive Stock Option Plan may not exceed 5% of the Corporation's issued and outstanding shares. In addition, the issuance of Common Shares to any insider and his or her associates under the Incentive Stock Option Plan, within a one-year period, shall not exceed 5% of the Corporation's issued and outstanding shares. The exercise price of any option granted under the Incentive Stock Option Plan may not be less than the fair market value (e.g., the prevailing market price) of the Common Shares at the time the option is granted. Options issued under the Incentive Stock Option Plan may be exercised during a period determined by the Board which cannot exceed ten years and are subject to earlier termination upon the termination of the optionee's employment, upon the optionee ceasing to be an officer and/or director of the Corporation or upon the retirement, permanent disability or death of an optionee. Subject to compliance with applicable corporate and securities laws, the Board may at any time authorize the Corporation to loan money to a Participant in order to assist him or her to exercise options granted under the Incentive Stock Option Plan. Such loan shall be provided on a non-recourse basis, shall be non-interest bearing and shall be on such other terms and conditions to be determined from time to time by the Board. The Board has not loaned any money to Participants and has no intention to do so in the future. The options are non-transferable.


                      Plan of Arrangement Stock Option Plan

Pursuant to the Plan of Arrangement, the Corporation established an arrangement stock option plan, (the "PLAN OF ARRANGEMENT STOCK OPTION PLAN"). The purpose of the Plan of Arrangement Stock Option Plan is to develop the interest of the senior officers, directors and key employees of the Corporation and its subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management and consulting services to the Corporation or to its subsidiaries and affiliates.

The Plan of Arrangement Stock Option Plan authorizes the issuance of up to 2,780,412 Common Shares at an exercise price of U.S.$0.80 per share. In 2002, all of such 2,780,412 options were granted to eligible persons, at an exercise price of US$0.80 per share, for a term of five years expiring on June 25, 2007. The options granted pursuant to the terms of the Plan of Arrangement Stock Option Plan vest over a period of two years and are subject to deduction if certain goals and objective are not attained. Such goals and objectives, include but are not limited to, attaining or exceeding certain budgeted goals for gold sales, cash production costs and increasing the proven and probable gold reserves of the Corporation. For the year ended December 31, 2002, such goals and objectives were met. Accordingly, an aggregate of 1,390,206 options, representing 50% of the options granted under the Plan of Arrangement Stock Option Plan vested effective December 31, 2002.

For the year ended December 31, 2003, all of the goals and objectives established for the Florida Canyon Mine and the Exploration department were met. Accordingly, an aggregate of 271,091 options, representing 100% of the previously unvested options granted to Florida Canyon Mine and Exploration department employees under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003. Some, but not all of the goals and objectives established for the Montana Tunnels Mine for the year ended December 31, 2003 were met, resulting in the cancellation of 10,252 options granted to Montana Tunnels Mines employees. Accordingly, an aggregate of 29,368 options, representing 75% of the previously unvested options granted to Montana Tunnels Mine employees under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003. In addition, an aggregate of 120,392 options granted to directors and senior officers of the Corporation were cancelled effective December 31, 2003 for failure of the Corporation to meet certain goals and objectives. Accordingly, an aggregate of 556,082 options, representing 80% of the previously unvested options granted to such officers and directors under the Plan of Arrangement Stock Option Plan, vested thereunder effective December 31, 2003.


                            2003 Stock Option Grants

The following table sets forth individual grants of options to purchase Common Shares pursuant to the Incentive Stock Option Plan to the Named Executive Officers during the year ended December 31, 2003.

                                    % OF TOTAL
                     NUMBER OF        OPTIONS                       MARKET VALUE OF
                     SECURITIES     GRANTED TO                     SECURITIES ON THE                      GRANT DATE
                   UNDER OPTIONS   EMPLOYEES IN   EXERCISE PRICE     DATE OF GRANT                      PRESENT VALUE
NAME                 GRANTED(1)     FISCAL 2003    ($/SECURITY)       ($/SECURITY)     EXPIRATION DATE      ($)(2)
-----------------  --------------  -------------  ---------------  ------------------  ---------------  -------------
R. David Russell          250,000          11.3%  US$2.24          US$2.24             Feb. 18, 2013    US$367,500
R. Llee Chapman           250,000          11.3%  US$2.24          US$2.24             Feb. 18, 2013    US$367,500
Richard F. Nanna          200,000           9.0%  US$2.24          US$2.24             Feb. 18, 2013    US$294,000
Donald W. Vagstad         100,000           4.5%  US$2.24          US$2.24             Feb. 18, 2013    US$147,000
David K. Young            100,000           4.5%  US$2.24          US$2.24             Feb. 18, 2013    US$147,000

(1) Stock options granted pursuant to the Incentive Stock Option Plan. Options vest over two years at a rate of 50% on each of the first and second anniversaries of the date of grant. See "Stock Option Plans - Incentive Stock Option Plan".

(2) The Grant Date Present Value was determined using the Black-Scholes methodology and the following weighted average assumptions: risk free interest rate of 3.5%; option life equals 5 years; volatility of 79.0%; and dividend yield of 0%. The ultimate value of the options, if any, will depend on the future value of the common stock and the optionee's investment decisions, neither of which can be accurately predicted.

   Aggregated Options Exercised During Most Recently Completed Financial Year
                    And Option Values At Financial Year-End

The following table shows the aggregate number of options each Named Executive Officer now holds and the value of these options based on the closing price of the Common Shares as at December 31, 2003, which was US$2.30.

                    SECURITIES   AGGREGATE                                          VALUE OF UNEXERCISED IN-THE-
                   ACQUIRED ON     VALUE       UNEXERCISED OPTIONS AT DECEMBER 31,  MONEY OPTIONS AT DECEMBER 31,
                     EXERCISE     REALIZED                   2003 (#)                       2003 ($)(1)
NAME                   (#)          ($)          EXERCISABLE       UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-----------------  ------------  ----------  -------------------  ----------------  -------------  --------------
R. David Russell       Nil          Nil                  425,403           250,000        638,104          15,000
R. Llee Chapman        Nil          Nil                  215,829           250,000        323,743          15,000
Richard F. Nanna       Nil          Nil                  444,868           200,000        667,302          12,000
Donald W. Vagstad      Nil          Nil                  142,009           100,000        213,013           6,000
David Young            Nil          Nil                  167,659           100,000        251,488           6,000

(1) On December 31, 2003, the last trading day of the year, the closing price of the Common Shares on the AMEX was US$2.30. The value of unexercised in the money options was calculated based on the difference between the market value of the Common Shares underlying the options at December 31, 2003, being US$2.30 and the exercise price of the options.


                  MANAGEMENT AGREEMENTS WITH EXECUTIVE OFFICERS

R. DAVID RUSSELL, PRESIDENT AND CHIEF EXECUTIVE OFFICER

David  Russell  was  President  and  Chief  Executive  Officer  of  Nevoro  Gold
Corporation from April 1, 2002, until June 25, 2002 (the "EFFECTIVE DATE") whereupon he was appointed President and Chief Executive Officer of the Corporation. The Corporation has assumed the terms and conditions of an employment agreement dated as of the 1st day of April, 2002, between Mr. Russell and Nevoro Gold Corporation. Pursuant to such employment agreement, as amended, Mr. Russell receives a minimum annual base salary of US$285,385 and a discretionary annual cash bonus based on the Corporation's performance. Mr. Russell is entitled to receive an automobile allowance of US$15,000 per annum and an allowance for social/sports club membership of US$5,000 per annum. Mr. Russell was entitled to receive, pursuant to the terms of the Plan of Arrangement and his employment agreement, 200,000 Common Shares of the Corporation of which 50% vested effective December 31, 2002 and the remaining
50%  vested  effective  December  31,  2003.

Mr. Russell's employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, he will be entitled to receive 36 months salary, together with a payment equal to 50% of the bonus entitlement for each year and any other compensation to which he would otherwise have been entitled during such 36-month period, such payments to be calculated on a grossed-up basis. Pursuant to the terms of Mr. Russell's employment agreement, any options granted to Mr. Russell shall immediately vest if his employment is terminated without cause or upon a change of control.

R. LLEE CHAPMAN, VICE PRESIDENT - FINANCE AND CHIEF FINANCIAL OFFICER

Llee Chapman was Vice President, Accounting and Administration, Treasurer and Controller of Nevoro Gold Corporation from May 24, 2002, until the Effective Date whereupon he was appointed to similar positions with the Corporation. On August 28, 2002, he was promoted to the position of Vice President and Chief Financial Officer of the Corporation. The Corporation has assumed the terms and conditions of an employment agreement dated as of the 24th day of May, 2002, between Mr. Chapman and Nevoro Gold Corporation. Pursuant to such employment agreement, as amended, Mr. Chapman receives a minimum annual base salary of US$181,923 and a discretionary annual cash bonus based on the Corporation's performance. Mr. Chapman is entitled to receive an automobile allowance of US$10,000 per annum.

Mr. Chapman's employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, he will be entitled to receive 24 months salary, together with a payment equal to 50% of the bonus entitlement for each year and any other compensation to which he would otherwise have been entitled during such 24-month period, such payments to be calculated on a grossed-up basis. Pursuant to the terms of Mr. Chapman's employment agreement, any options granted to Mr. Chapman shall immediately vest if his employment is terminated without cause or upon a change of control.

RICHARD F. NANNA, VICE PRESIDENT - EXPLORATION

Richard Nanna was Vice President, Exploration of Nevoro Gold Corporation from April 1, 2002, until the Effective Date whereupon he was appointed Vice President, Exploration of the Corporation. The Corporation has assumed the terms and conditions of an employment agreement dated as of the 1st day of April, 2002, between Mr. Nanna and Nevoro Gold Corporation. Pursuant to such employment agreement, as amended, Mr. Nanna receives a minimum annual base salary of US$160,000 and a discretionary annual cash bonus based on the Corporation's performance. Mr. Nanna is entitled to receive an automobile allowance of US$15,000 per annum and an allowance for social/sports club membership of US$5,000 per annum. Mr. Nanna was entitled to receive, pursuant to the terms of the Plan of Arrangement and his employment agreement, 165,000 Common Shares of the Corporation of which 50% vested effective December 31, 2002 and the remaining 50% vested effective December 31, 2003.

Mr. Nanna's employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, his employment will be deemed to have been terminated and he will be entitled to receive 36 months salary, together with a payment equal to 50% of the bonus entitlement for each year and any other compensation to which he would otherwise have been entitled during such 36-month period, such payments to be calculated on a grossed-up basis. Pursuant to the terms of Mr. Nanna's employment agreement, any options granted to Mr. Nanna shall immediately vest if his employment is terminated without cause or upon a change of control.

DONALD W. VAGSTAD, VICE PRESIDENT - LEGAL, SECRETARY AND GENERAL COUNSEL

Donald  Vagstad  was  Vice  President,  Legal,  Secretary and General Counsel of
Apollo Gold, Inc., a subsidiary of Nevoro Gold Corporation prior to the Effective Date whereupon he was appointed to similar positions with the Corporation. The Corporation has assumed the terms and conditions of an employment agreement dated as of the 24th day of May, 2002 between Mr. Vagstad and Nevoro Gold Corporation and Apollo Gold, Inc. Pursuant to such employment agreement, as amended, Mr. Vagstad receives a minimum annual base salary of US$158,014 and a discretionary annual cash bonus based on the Corporation's performance. Mr. Vagstad is entitled to receive an automobile allowance of US$10,000 per annum.

Mr. Vagstad's employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, his employment will be deemed to have been terminated and he will be entitled to receive 24 months salary, together with a payment equal to 50% of the bonus entitlement for each year and any other compensation to which he would otherwise have been entitled during such 24-month period, such payments to be calculated on a grossed-up basis. Pursuant to the terms of Mr. Vagstad's employment agreement, any options granted to Mr. Vagstad shall immediately vest if his employment is terminated without cause or upon a change of control.

DAVID YOUNG, VICE PRESIDENT - CORPORATE DEVELOPMENT AND TECHNICAL SERVICES

David Young was Vice President, Mining Operations of Nevoro Gold Corporation from May 24, 2002, to the Effective Date whereupon he was appointed Vice President, Mining Operations of the Corporation. He assumed that position until May, 2003 when he was appointed as Vice President - Corporate Development and Technical Services. The Corporation has assumed the terms and conditions of an employment agreement dated as of the 24th day of May, 2002, between Mr. Young and Nevoro Gold Corporation. Pursuant to such employment agreement, as amended, Mr. Young receives a minimum annual base salary of US$135,577 and a discretionary annual cash bonus based on the Corporation's performance. Mr. Young is entitled to receive an automobile allowance of US$10,000 per annum.

Mr. Young's employment agreement provides that in the event of the termination of his employment without cause or upon a change of control of the Corporation, his employment will be deemed to have been terminated and he will be entitled to receive 24 months salary, together with a payment equal to 50% of the bonus entitlement for each year and any other compensation to which he would otherwise have been entitled during such 24-month period, such payments to be calculated on a grossed-up basis. Pursuant to the terms of Mr. Young's employment agreement, any options granted to Mr. Young shall immediately vest if his employment is terminated without cause or upon a change of control.


                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

No director or officer of the Corporation, and no associate of any director or officer of the Corporation, was indebted to the Corporation at any time during the year ended December 31, 2003.


                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the shares of our Common Stock that may be issued upon the exercise of options or warrants under all of our existing equity compensation plans as of December 31, 2003, including the Incentive Stock Option Plan and the Plan of Arrangement Stock Option Plan.

                                                                                 (c)
                                                                              NUMBER OF
                                                                             SECURITIES
                                                                              REMAINING
                                                (a)                         AVAILABLE FOR
                                             NUMBER OF          (b)        FUTURE ISSUANCE
                                           SECURITIES TO     WEIGHTED-      UNDER EQUITY          (d)
                                                 BE           AVERAGE       COMPENSATION         TOTAL
                                            ISSUED UPON      EXERCISE     PLANS (EXCLUDING    SECURITIES
                                            EXERCISE OF      PRICE OF        SECURITIES      REFLECTED IN
                                            OUTSTANDING     OUTSTANDING     REFLECTED IN      COLUMNS (a)
PLAN CATEGORY                               OPTIONS (#)     OPTIONS ($)    COLUMN (a)) (#)    AND (c) (#)
-----------------------------------------  --------------  -------------  -----------------  -------------
Equity compensation plans approved by
security holders:

    Incentive Stock Option Plan . . . . .       1,887,300  $        2.20          4,805,904      2,918,604

    Plan of Arrangement Stock Option Plan       2,780,412  $        0.80          2,780,412              0

Equity compensation plans not approved by
security holders. . . . . . . . . . . . .               0           N/A                   0              0
                                           --------------  -------------  -----------------  -------------

TOTAL . . . . . . . . . . . . . . . . . .       4,667,712              -          7,586,316      2,918,604

                                PERFORMANCE GRAPH

The following graph compares the total cumulative shareholder return for $100 invested in Common Shares with the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Gold & Precious Minerals Index during the five most recently completed financial years of the Corporation. During the period, the total cumulative shareholder return for $100 invested in Common Shares was $32 as compared to $127 for the S&P/TSX Composite

                                Five Year Cumulative Total Return on $ 100 Investment
                                       Assuming Re-Investment of Distributions
                                         (January 1, 1999-December 31, 2003)

                                                  [CHART  OMITTED]

                              Jan. 1, 1999  Dec. 31, 1999  Dec. 31, 2000  Dec. 31, 2001  Dec. 31, 2002  Dec. 31, 2003
Apollo Gold Corporation             100.00          85.71          61.90          11.90          39.35          32.35
S&P/TSX Composite                   100.00         131.71         141.47         123.69         108.30         137.25
TSX Gold & Precious Minerals        100.00          83.01          74.74          88.40         122.41         132.91

Index and $127 for the S&P/TSX Gold & Precious Minerals Index.

(1) Effective June 25, 2002, International Pursuit Corporation consolidated its common shares on a 1:43.57 basis and amalgamated with Nevoro Gold Corporation to form Apollo Gold Corporation, the shares of which commenced trading on the TSX on July 3, 2002.


                       DIRECTORS' AND OFFICERS' INSURANCE

The Corporation has directors' liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate annual premium is US$191,192.40. The annual insurance coverage under the applicable policies is limited to US$10,000,000 per policy year.

There is a US$250,000 deductible provision for any claim made by the Corporation. The limit does not apply claims by any director or officer.

            INTERESTS OF INSIDERS AND OTHERS IN MATERIAL TRANSACTIONS

Except as set forth hereafter and in the employment agreements and stock option grants described elsewhere in this Circular, no director, senior officer or associate of a director or senior officer nor, to the best knowledge of the directors or senior officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, voting securities of the Corporation carrying more than ten (10%) percent of the voting rights attached to any class of voting securities of the Corporation outstanding at the date hereof, or any associate or affiliate thereof, has any interest in any material contracts to which the Corporation is a party.

In 2003, the Corporation paid US$60,577 for consulting services comprised of the following: US$41,317 to Robert L. Russell, the father of R. David Russell, the President and Chief Executive Officer of the Corporation and US$19,260 to
Surradial, an entity owned by the brother of R. David Russell. In 2003, the Corporation paid Fogler, Rubinoff LLP US$407,411 and McMillan Binch LLP US$387,774 in respect of legal services provided to the Corporation. Mr. Hobart, a director of the Corporation, is a partner at Fogler, Rubinoff LLP and Mr. Vaughan, a director of the Corporation, is a partner at McMillan Binch LLP. In addition, in 2003, the Corporation paid Silicon Valley Law Group US$463,000 in respect of legal services provided to the Corporation. A shareholder of Silicon Valley Law Group is the brother of Mr. R. Llee Chapman, the Corporation's Vice President and Chief Financial Officer.

The Corporation is of the view that all of the transactions set forth above were made on terms no less favourable to the Corporation than could have been obtained from unaffiliated third parties. The Corporation intends that all material transactions be approved by a majority of the Board, including a majority of the independent directors and be on terms no less favourable to the Corporation than could be obtained from unaffiliated third parties.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based on a review of the Corporation's records, management believes that all filing requirements applicable to the Corporation's officers, directors and holders of more than 10% of the Corporation's Common Shares were complied with during the 2003 fiscal year, except that: with respect to Mr. Bristol, a Form 3 was filed late; with respect to Mr. Vaughan, a Form 4 was filed late concerning an exercise of his stock options followed by the sale of his Common Shares; with respect to Mr. Woodyer, a Form 4 was filed late concerning an exercise of his stock options followed by the sale of his Common Shares; with respect to Mr. Russell, a Form 4 was filed late concerning a purchase of Common Shares.


     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

Arthur Andersen LLP was the Corporation's independent auditor; however, effective June 3, 2002, Arthur Andersen LLP, ceased practicing public accounting. The Corporation engaged Deloitte & Touche LLP as its new independent certified public accountants effective June 17, 2002. Deloitte & Touche LLP independently reaudited the Corporation's historical financial statements and did not rely on any of Arthur Andersen LLP's work product.

Our Board of Directors, with the recommendation of the Audit and Finance Committee of the Board of Directors and with the approval of our shareholders, authorized and approved the engagement of Deloitte & Touche LLP. During our two most recent fiscal years and the subsequent period prior to such appointment, we did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who was a director or senior officer of the Corporation at any time since the beginning of the Corporation's last completed financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, senior officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors of this Circular.


                     PARTICULARS OF MATTERS TO BE ACTED UPON


                              FINANCIAL STATEMENTS

The shareholders will receive and consider the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2003, together with the auditor's report thereon.


                       PROPOSAL #1 - ELECTION OF DIRECTORS

The Board consists of seven directors to be elected annually. All seven nominees are members of the Board and have been since the dates indicated below. Management does not contemplate that any of the nominees will be unable to serve as a director. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Yukon), and the by-laws of the Corporation. THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE FOR THE ELECTION OF ALL OF THE NOMINEES WHOSE NAMES ARE SET FORTH BELOW.

The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors, all other positions or offices with the Corporation and its subsidiaries now held by them, their principal occupations or employment, the year in which they became directors of the Corporation, the approximate number of Common Shares beneficially owned, directly or indirectly, by each of them, or over which they exert control or direction as of March 26, 2004, and the number of options held as of March 26, 2004.

                                                                                 COMMON SHARES
                                                                              BENEFICIALLY OWNED,
                                                                                  DIRECTLY OR
                                                                  YEAR FIRST     INDIRECTLY, OR
NAME AND MUNICIPALITY OF                                            BECAME       CONTROLLED OR       NUMBER OF
RESIDENCE                          PRESENT PRINCIPAL OCCUPATION    DIRECTOR       DIRECTED(1)       OPTIONS HELD
--------------------------------  ------------------------------  ----------  --------------------  ------------
G. Michael Hobart(3) (5)          Partner, Fogler, Rubinoff LLP,
Toronto, Ontario                  a law firm                            2002                1,000        145,071
R. David Russell (4)              President and Chief Executive
Aurora, Colorado                  Officer of the Corporation            2002          1,024,525(6)       675,403
Gerald J. Schissler(2) (3) (5)    Retired Natural Resources
Denver, Colorado                  Executive                             2003                  Nil         70,000
Charles E. Stott (3) (4) (5)      Independent Mining Consultant         2002                2,000        145,071
Evergreen, Colorado
G. W. (Bill) Thompson(2) (3) (5)  Independent Investor                  2002                  Nil        175,071
Seattle, Washington
W. S. (Steve) Vaughan (3) (5)     Partner, McMillan Binch LLP,
Toronto, Ontario                  a law firm                            2002                  Nil        103,365
Robert A. Watts (2)               Independent Business
Victoria, British Columbia        Consultant                            2003                  Nil         70,000

(1)  Information supplied by nominees.

(2)  A current member of the Audit and Finance Committee.

(3)  A current member of the Compensation Committee.

(4)  A current member of the Technical Committee.

(5)  A current member of the Nominating Committee.

(6) 100 Common Shares are held indirectly by Mr. Russell for the benefit of his minor child.

The principal occupation for the past five years for each of the nominees is set out below.

G.  MICHAEL  HOBART

Michael Hobart is a partner at Fogler, Rubinoff LLP, Toronto, Ontario where he has practiced corporate and securities law since September 2002. Prior thereto he was a partner of Aylesworth Thompson Phelan O'Brien LLP from 1998 to 2002.
He earned a B.A. at McGill University (1982) and a LL.B. at the University of New Brunswick (1985). He has held directorships and senior officer positions with several junior mineral exploration companies in Canada. Mr. Hobart was called to the Ontario Bar in 1987 and is a member of the Canadian Bar Association.

R.  DAVID  RUSSELL

David Russell has been the Corporation's President and Chief Executive Officer since June 2002. Prior to the amalgamation of International Pursuit Corporation and Nevoro Gold Corporation in June 2002, Mr. Russell was a founder in January 2002 of Nevoro Gold Corporation, a private Ontario company, and served as its President from February to June 2002. Mr. Russell was an independent mining consultant from December 1999 to 2002. From January 1995 to December 1999, he was Vice President and Chief Operating Officer of Getchell Gold, a Nevada gold producer. At Getchell, Mr. Russell oversaw the Getchell open pit as well as the development of two underground mechanized mines and a complex pressure oxidation mill for ore processing. Mr. Russell was also a very involved team member in Getchell's initial public offering and secondary offerings as well as the evaluation and negotiations associated with Placer Dome's US$1.1 billion acquisition of Getchell in May 1999. Prior to Getchell, Mr. Russell was General Manager of U.S. operations for LAC Minerals and after its acquisition by Barrick Gold, he served in the same capacities for Barrick. His responsibilities included operations at various mines in the western U.S. including the Bullfrog Mine in Nevada; the Richmond Hill Mine located near Lead, South Dakota; the Ortiz Project near Santa Fe, New Mexico; and the Coliseum reclamation project in California. Prior to LAC/Barrick, Mr. Russell was Manager Underground Mining for Independence Mining in Nevada, Project Manager for Hecla Mining in Idaho, Manager of the Lincoln Project in California for FMC/Meridian Gold and Mine Manager for ASARCO in Idaho and Colorado. Mr. Russell is a mining engineer from Montana Tech. Mr. Russell also serves as a director of Idaho General Mines.

GERALD  J.  SCHISSLER

Gerald Schissler is a retired natural resources executive. Since 1998, Mr. Schissler has been an independent consultant on natural resources exploration, development and production matters. From December 1993 until his retirement in July 1998, he held various executive positions at Burlington Resources Inc. At his retirement, Mr. Schissler held the position of Executive Vice President, Law & Administration, and had responsibility for the law, human resources, environment and safety, corporate secretary and governmental affairs functions of Burlington Resources. Mr. Schissler also served as Senior Vice President and General Counsel of Meridian Minerals Company, a Burlington subsidiary. Prior to joining the Burlington family of entities in 1987, he was a partner in the Denver law firm of Holland & Hart, where he served as Chairman of the Natural Resources, Environment and Real Estate Department and on the firm's Management Committee.

CHARLES  E.  STOTT,  JR.

Charles Stott has been since 1995 an independent mining consultant with T.P. McNulty and Associates which provides consulting services to the mineral, metal and chemical industries. Since 2002, he has also served as a member of the Board of Directors of Hazen Research, Inc. Mr. Stott was a director of Getchell Gold Corporation from 1996 to 1999. He was President and Chief Executive Officer of Gold Capital Corporation from 1994 to 1995 and was President and Chief Executive Officer of Horizon Resources Corporation from 1990 to 1993. Mr. Stott served as President and Chief Executive Officer of Amax Gold Inc. from 1986 to 1989.

G.  W.  (BILL)  THOMPSON

Bill Thompson is a retired mining executive. From 1997 to 1999 Mr. Thompson served as President and Chief Executive Officer and a director of Getchell Gold Corporation. From 1999 to 2000, he served as a member of the board of directors of Placer-Dome, Inc. He also serves as a director of Kenor, ASA, a Norwegian company.

W.S.  (STEVE)  VAUGHAN

Steve Vaughan has been a partner of McMillan Binch LLP since February 2002 and is the Chair of its Natural Resources Group. Prior thereto he was a partner of Aird & Berlis LLP from 1974 until February 2002. He has a B.Sc. and a M.Sc. degree in geology as well as a law degree and has worked in or been closely associated with all facets of the mineral exploration, mine finance and securities industries since 1955. Mr. Vaughan is a director and member of the Securities Committee of the Prospectors and Developers Association of Canada, a former director of the Toronto Branch of the Canadian Institute of Mining, Metallurgy and Petroleum and was a member of the joint Toronto Stock Exchange/Ontario Securities Commission Mining Standards Task Force. Mr. Vaughan also serves as a director of Algoma Central Corporation, Consolidated Tanager Limited and Platte River Gold Inc.

ROBERT  A.  WATTS

Robert A. Watts has served on the Corporation's Board of Directors since August 19, 2003. Mr. Watts is a Chartered Accountant and has operated as an independent financial and business consultant to the mining industry since 1993. He has acted as a director of First Quantum Minerals Ltd. since 1999 and Southern Rio Resources Ltd. since 2003, both of which are listed on the TSX Toronto Exchange. In addition, he has acted as a Director of First Point Minerals Corp. since 1996 and Dynasty Gold Corp. since 2001, both of which are listed on the TSX Venture Exchange. Mr. Watts also acted as Chief Financial Officer of First Point Minerals Corp. from 1996 until July of 2003 when he retired. He is a member of the Audit Committee for each of the above companies.

The Corporation does not have an Executive Committee. The Board has established an Audit and Finance Committee, a Compensation Committee, a Technical Committee and a Nominating Committee, details of which are provided under the heading "Overview of Corporate Governance Practices".


                      PROPOSAL #2 - APPOINTMENT OF AUDITORS

Management recommends the re-appointment of Deloitte & Touche LLP Chartered Accountants, of Vancouver, British Columbia, the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of the shareholders. Deloitte & Touche LLP has served as the Corporation's auditors continuously since 2002. The Corporation believes that a representative of Deloitte & Touche LLP will attend this Meeting.

The following table shows the aggregate fees billed to the Corporation for professional services by Deloitte & Touche LLP for fiscal years 2003 and 2002 (in Cdn$):

                         FISCAL 2003   FISCAL 2002(1)
                         ------------  ---------------
     Audit Fees          $    348,145  $       119,917
     Audit-Related Fees  $    439,757  $       284,330
     Tax Fees            $      9,600  $             0
     All Other Fees      $          0  $             0
         TOTAL           $    797,502  $       404,247

(1) Deloitte & Touche LLP was not engaged as our independent auditors until June 17, 2002. Therefore, the 2002 fees represent only a partial year.

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for fiscal years 2003 and 2002, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during fiscal 2003 and 2002, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under "Audit Fees," and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice. Of these amounts, $0 was related to tax compliance services for review of federal and state tax returns for both 2003 and 2002.

All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under "Audit Fees," "Audit-Related Fees," or "Tax Fees."

In the past, the Board has reviewed and approved the fees to be paid to the auditors. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

As discussed in the "Report of the Audit and Finance Committee" in this Circular, the Audit and Finance Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors' independence. Commencing in 2003, the Audit and Finance Committee considered and pre-approved expenditure limits for the Corporation's auditors and reviewed and pre-approved the provision of non-audit services by the Corporation's auditors to ensure they are consistent with maintaining the auditor's independence.

IT IS INTENDED THAT ON ANY BALLOT THAT MAY BE CALLED RELATING TO THE APPOINTMENT OF AUDITORS, THE SHARES REPRESENTED BY PROXIES IN FAVOUR OF THE MANAGEMENT NOMINEES WILL BE VOTED IN FAVOUR OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE CORPORATION AND THE RESOLUTION AUTHORIZING THE DIRECTORS TO FIX REMUNERATION OF THE AUDITORS, UNLESS A SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING ON THE APPOINTMENT OF AUDITORS.


                   PROPOSAL #3 - ADVANCED SHAREHOLDER APPROVAL
             FOR THE ISSUANCE OF COMMON SHARES BY PRIVATE PLACEMENT

It is anticipated that the Corporation may need additional funds to conduct its ongoing activities in the coming year. The Corporation from time to time evaluates opportunities to raise financing on advantageous terms. The Corporation may undertake one or more such financings over the next year which may include private placement equity financings. The terms of the equity financings, if any, to be authorized , including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board. Under the rules of the TSX, the aggregate number of shares of a listed company which may be issued or made subject to issuance (i.e. issuable under a share purchase warrant or option or other convertible security) by way of one or more private placement transactions during any particular six month period must not exceed 25% of the number of shares outstanding (on a non-diluted basis) prior to giving effect to such transactions (the "TSX 25% RULE"), unless there has been shareholder approval of such transactions.

The application of the TSX 25% Rule may restrict the availability to the Corporation of funds which it may wish to raise in the future by private placement of its securities.

In particular, management of the Corporation considers it to be in the best interests of the Corporation to solicit private placement funds for working capital and its operations. The TSX has a working practice that it will accept advance approval by shareholders in anticipation of private placements that may exceed the TSX 25% Rule, provided such private placements are completed within 12 months of the date such advance shareholder approval is given. In the event the Corporation conducts private placement equity financings, the existing shareholders will experience dilution of their equity interest.

The Corporation's issued and outstanding share capital as of March 26, 2004 was 79,017,575 Common Shares and the Corporation proposes that the maximum number of Common Shares which either would be issued or made subject to issuance under one or more private placements in the 12-month period commencing on May 20, 2004, would not exceed 79,017,575 Common Shares in the aggregate, or 100% of the Corporation's issued and outstanding shares.

Any private placement proceeded with by the Corporation under the advance approval being sought at the Meeting would be subject to the following additional restrictions:

     (a) it must be substantially with parties at arm's length to the Corporation;

     (b)  it  cannot  materially  affect  control  of  the  Corporation;

     (c) it must be completed within a 12 month period following the date the shareholder approval is given; and

     (d) it must comply with the private placement pricing rules of the TSX which generally require that the issue price per common share must not be lower than the closing market price of such common shares on the TSX on the trading date prior to the date notice of the private placement is given to the TSX (the "MARKET PRICE"), less the applicable discount, which generally is as follows:

          Market Price     Maximum Discount
          --------------  -----------------
          Over $2.00                    15%
          $0.51 to $2.00                20%
          Up to $0.50                   25%

(for these purposes, a private placement of unlisted convertible securities is deemed to be a private placement of the underlying securities at an issue price equal to the lowest possible price at which the securities are convertible by the holders thereof).

In any event, the TSX retains the discretion to decide whether or not a particular placement is "substantially" at arm's length or will materially affect control, in which case specific shareholder approval may be required.

In anticipation that the Corporation may wish to enter into one or more private placements in the next 12 months that will result in it issuing and/or making issuable 79,017,575 Common Shares taking into account any Common Shares that may be issued upon exercise of any warrants, options or other rights granted in connection with the private placements, that will exceed the TSX 25% Rule, management is requesting shareholders to pass, with or without variation, the resolution set forth in SCHEDULE "B" attached hereto (the "PRIVATE PLACEMENT RESOLUTION").

The directors of the Corporation believe the passing of the Private Placement Resolution is in the best interests of the Corporation and recommends that the shareholders vote in favour of the resolution. In the event the resolution is not passed, the TSX will not approve any private placements that result in the issuance or possible issuance of a number of Common Shares which exceed the TSX 25% Rule without specific shareholder approval. Such restriction could impede the Corporation's timely access to required funds on favourable terms.

In order to approve the Private Placement Resolution, a majority of the votes cast at the Meeting must be voted in favour thereof. THE BOARD HAS UNANIMOUSLY APPROVED THE PRIVATE PLACEMENT RESOLUTION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH RESOLUTION. PROXIES RECEIVED IN FAVOUR OF MANAGEMENT WILL BE VOTED IN FAVOUR OF THE PRIVATE PLACEMENT RESOLUTION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER COMMON SHARES ARE TO BE VOTED AGAINST THE RESOLUTION.

                                    APPROVAL

The contents and the sending of this Circular have been approved by the directors of the Corporation.


                                  OTHER MATTERS

Management knows of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgement of the person or persons voting the proxy.


                              SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

To be considered for inclusion in the Corporation's proxy statement for the 2005 annual meeting of shareholders, a shareholder proposal must be received by the Corporation no later than the close of business on February 21, 2005.
Shareholder proposals must be sent to the Secretary of the Corporation at the following address: Apollo Gold Corporation, 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571. The Corporation will not be required to include in its proxy statement any shareholder proposal that does not meet all the requirements for such inclusion established by applicable law.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT 2005 ANNUAL MEETING OF SHAREHOLDERS

For any proposal that is not submitted for inclusion in the Corporation's proxy statement for the 2005 annual meeting of shareholders, but is instead sought to be presented directly at the meeting, the SEC's rules permit management to vote proxies in its discretion if: (1) the Corporation receives notice of the proposal before the close of business on March 2, 2005, and advises shareholders in the proxy statement about t he nature of the matter and how management intends to vote on such matter; or (2) the Corporation does not receive notice of the proposal prior to the close of business on March 2, 2005. Notices of intention to present proposals at the 2005 annual meeting of shareholders should be sent to Secretary of the Corporation at the following address: Apollo Gold Corporation, 4601 DTC Boulevard, Suite 750, Denver, Colorado 80237-2571.


                             ADDITIONAL INFORMATION

Shareholders may, upon request made to the secretary of the Corporation, receive the following documents from the Corporation free of charge:


(1) the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and any document incorporated by reference therein;

(2) the Corporation's audited consolidated comparative annual financial statements for the fiscal years ended December 31, 2002 and 2003, together with reports of auditors thereon; and

(3) the Corporation's Management Information and Proxy Circular dated April 8, 2004.

DATED at Denver, Colorado this 8th day of April, 2004.

                              By Order of the Board of Directors

                              (Signed)     R.  DAVID  RUSSELL
                                           President  and
                                           Chief  Executive  Officer

                                  SCHEDULE "A"
                         CORPORATE GOVERNANCE PROCEDURES

In this Schedule, the Corporation's governance procedures are compared with the TSX Guidelines for effective corporate governance.

Further, the Board has been reviewing its governance practices in response to SOX. The United States Securities and Exchange Commission ("SEC") is in the process of issuing rules and regulations to give effect to the provisions of SOX. As provisions of SOX come into effect, the Board will review and amend as necessary or applicable its governance practices on an ongoing basis in response to these standards. Where indicated below, the Corporation's existing governance procedures are also compared to certain AMEX Standards which differ or are in addition to the TSX Guidelines.

                                                     CORPORATION'S
           TSX GUIDELINES                              ALIGNMENT          CORPORATION'S GOVERNANCE PROCEDURES
---------------------------------------------------  -------------  --------------------------------------------------------
1.   The board should explicitly assume                   Yes       The Board, either directly or through Board
     responsibility for stewardship of the                          committees, is responsible for management or
     Corporation and specifically for:                              supervision of management of the business and affairs
                                                                    of the Corporation with the objective of enhancing
                                                                    shareholder value.

     (i)  Adoption of a strategic planning                Yes       The Board approves strategic plans of the
          process                                                   Corporation.  A significant portion of each regular
                                                                    Board meeting is devoted to strategic plans and
                                                                    opportunities available to the Corporation.  Such
                                                                    discussions enable directors to gain a fuller
                                                                    appreciation of planning priorities and provide the
                                                                    opportunity for directors to give constructive
                                                                    feedback to management.

     (ii) Identification of the principal                 Yes       The Board considers risk issues and approves
          risks of the Corporation's business and ensuring          corporate policies addressing the management of the
          implementation of appropriate systems to                  risk including environmental and safety issues.  The
          manage those risks                                        Board also reviews the methods and procedures
                                                                    established by management with respect to the control
                                                                    of key risks.

    (iii) Succession planning, including                  Yes       The Board and the Compensation Committee is
          appointing, training and monitoring senior                mandated to review succession planning for senior
          management                                                management, including monitoring the performance
                                                                    of senior management and assessing the depth of
                                                                    management at the Corporation and its material
                                                                    subsidiaries.

     (iv) Communications policy                           Yes       The Board has approved a Disclosure Policy covering
                                                                    the timely dissemination of all material information.
                                                                    The policy establishes consistent guidelines for
                                                                    determining what information is material, how it is to
                                                                    be disclosed and, to avoid selective disclosure,
                                                                    making all material disclosures on a widely
                                                                    disseminated basis.  An officer has been mandated
                                                                    with the responsibility to monitor events at the
                                                                    Corporation to ensure timely disclosure.  The
                                                                    Corporation seeks to communicate with its
                                                                    shareholders and other stakeholders through a variety
                                                                    of channels, including its annual report,  Form 8-K's
                                                                    quarterly reports, Form 10-K, news releases, web site,
                                                                    briefing sessions and group meetings.


                                      A-1

     (v)  Integrity of internal control and               Yes       The Audit and Finance Committee of the Board
          management information systems                            requires management to implement and maintain
                                                                    appropriate systems of internal control.  The Audit
                                                                    and Finance Committee meets with the Corporation's
                                                                    auditor and management to assess the adequacy and
                                                                    effectiveness of these systems. As required by SOX,
                                                                    the Chief Executive Officer and Chief Financial
                                                                    Officer have provided certificates relating to the
                                                                    contents of the annual statutory reports and have
                                                                    evaluated and reported on the effectiveness of the
                                                                    Corporation's internal controls and procedures.

2.   A majority of directors should be                    Yes       All directors nominated by management for re-
     "unrelated". Under the AMEX standards, there                   election, with the exception of the President and Chief
     is also a requirement for a majority of                        Executive Officer, Mr. Russell, (subject to the
     "independent" directors.  See item 3 below.                    disclosure regarding the relationship between the
                                                                    Corporation and Messrs. Hobart and Vaughan
                                                                    disclosed in the Corporation's Information Circular
                                                                    and Proxy dated April 8, 2004) are unrelated based on
                                                                    the criteria contained in the TSX Guidelines.

3.   The board has responsibility for applying            Yes       Based on information provided by directors as to their
     the definition of "unrelated director" to each                 individual circumstances, the Board has determined
     individual director and for disclosing annually                that only one of the seven persons proposed for
     the analysis of the application of the principles              election to the Board for 2004 is "related". The board
     supporting this definition and whether the board               is developing categorical standards for determining
     has a majority of unrelated directors. Under the               the independence of members of the board and its
     AMEX standards, "independent director"                         committees based on the AMEX "independence"
     means a person other than an officer or                        standards in addition to the "related" standards of the
     employee of the company or any parent or                       TSX.  Based on information provided by directors as
     subsidiary.  In addition, certain relationships are            to their individual circumstances, the Board has
     deemed to render a director as not                             determined that all directors standing for election to
     "independent".  In addition, no director                       the Board for 2004, with the exception of Mr. Russell
     qualifies as "independent" unless the Board                    are "independent" under the AMEX Standards.
     affirmatively determines that the director has no
     material relationship with the listed company
     (either directly or as a partner, shareholder or
     officer of an organization that has a relationship
     with the company).  Disclosure must be made
     of the basis for each determination.

4.   The board should appoint a committee of              Yes       The Nominating Committee is responsible for
     directors composed exclusively of outside, i.e.,               identifying and recommending to the Board suitable
     non-management directors, a majority of whom                   director candidates.  The Nominating Committee is
     are "unrelated" directors, with responsibility for             also responsible for ensuring that each member of the
     proposing new nominees to the board and for                    Board is assessed against appropriate standards.  All
     assessing directors on an ongoing basis.                       members of the Nominating Committee are
                                                                    "unrelated" directors (subject to the disclosure
                                                                    regarding the relationship between the Corporation
                                                                    and Messrs. Hobart and Vaughan disclosed in the
                                                                    Corporation's Management Information and Proxy
                                                                    Circular dated April 8, 2004).


                                      A-2

5.   The board should implement a process, to             Yes       The Compensation Committee conducts an annual
     be carried out by an appropriate committee, for                evaluation of the effectiveness of the Board, its
     assessing the effectiveness of the board, its                  committees and the contribution of individual
     committees and the contribution of individual                  directors.  The Compensation Committee reviews the
     directors.                                                     operation of the Board and committees, adequacy of
                                                                    information provided to directors, Board structure,
                                                                    agenda planning for Board meetings, and the
                                                                    effectiveness of the Chairman in managing Board
                                                                    meetings.

6.   The board should provide an orientation and          Yes       New directors are provided with details of the
     education program for new directors.                           Corporation's organizational structure, the structure of
                                                                    the Board and its committees, compliance
                                                                    requirements for directors, corporate policies and by-
                                                                    laws.  They also meet with a number of directors and
                                                                    senior management personnel of the Corporation and
                                                                    its material subsidiaries to learn of the functions and
                                                                    activities of the Corporation.  On an ongoing basis,
                                                                    presentations are made to the Board on various
                                                                    aspects of the Corporation's operations.

7.   The board should examine its size with the           Yes       The Board has considered the matter of Board size
     view to determining the impact upon                            and is of the view that the current Board membership
     effectiveness and should undertake, where                      has the necessary breadth and diversity of experience
     appropriate, a program to reduce the number of                 and is of an adequate size to provide for effective
     directors to a number which facilitates more                   decision-making and staffing of Board committees.
     effective decision-making.

8.   The board of directors should review the             Yes       The Compensation Committee of the Board annually
     adequacy and form of compensation of                           reviews the compensation paid to directors to ensure
     directors in light of the risks and                            that it is competitive and aligns the interests of
     responsibilities involved in being an effective                directors with those of shareholders.  The
     director.                                                      Compensation Committee recommendations are
                                                                    submitted to the Board for consideration and
                                                                    approval.

9.   Committees of the board should generally             Yes       All Board committees are composed solely of outside
     be composed of outside directors, a majority of                directors who are "unrelated" (subject to the
     whom are unrelated. AMEX requires that,                        disclosure regarding the relationship between the
     barring exceptional circumstances, the audit,                  Corporation and Messrs. Hobart and Vaughan
     compensation and nominating committees be                      disclosed in the Corporation's Management
     composed solely of "independent" directors.                    Information and Proxy Circular dated April 8, 2004),
                                                                    except for the Technical Committee of which Mr.
                                                                    Russell is a member.

10.  The board should assume responsibility               Yes       The Board has mandated the Audit and Finance
     for, or assign to a committee of directors                     Committee monitor governance practices and review
     responsibility for developing the approach to                  the Corporation's governance practices to ensure the
     corporate governance issues.                                   Corporation continues to exemplify high standards of
                                                                    corporate governance.  The Board reviews its
                                                                    corporate governance practices regularly.

11.  The board of directors, together with the            Yes       The Board has given a mandate to the Compensation
     chief executive officer, should develop position               Committee to develop position descriptions for senior
     descriptions for the board and for the chief                   management. Guidelines have been developed and
     executive officer, involving the definition of the             approved by the Board which set out those matters
     limits to management's responsibilities.                       requiring Board approval.


                                      A-3

12.  The board should have in place                       Yes       The Board has appointed a chair, Mr. Thompson, who
     appropriate structures and procedures to ensure                is not a member of management.
     that it can function independently of
     management.  An appropriate structure would
     be (i)  appoint a chair of the board who is not a
     member of management with responsibility to
     ensure that the board discharges its
     responsibilities or (ii) adopt alternate means
     such as assigning this responsibility to a
     committee of the board or to a director,
     sometimes referred to as the "lead director".

     Appropriate procedures may involve                   Yes       The Board has adopted a policy that it meet as
     the board meeting on a regular basis without                   necessary in an in-camera session at which only non-
     management present or may involve expressly                    management directors are present.  It is the Board's
     assigning responsibility for administering the                 policy to also meet in-camera at the regular Board
     board's relationship to management to a                        meeting during which the report of the Compensation
     committee of the board.                                        Committee is considered.  During their meetings, the
                                                                    Audit and Finance Committee and the Compensation
                                                                    Committee also hold sessions with only non-
                                                                    management directors present.

13.  The Finance and Audit Committee should               Yes       The Audit and Finance Committee is composed
     be composed only of outside directors. AMEX                    entirely of outside directors and independent
     requires a different standard for members of the               directors.
     audit committee, disallowing any compensation
     to such members other than directors' fees
     received from the company.

     All of the members of the Finance                    Yes       All members of the Audit and Finance Committee are
     and Audit Committee should be financially                      financially literate and at least one member has
     literate and at least one member should have                   accounting or related financial expertise. In
     accounting or related financial expertise. The                 considering criteria for determinations of financial
     board should determine the definition of and                   literacy, the Board looks at the ability to read and
     criteria for "financial literacy" and "account or              understand a balance sheet, an income statement and a
     related financial expertise".                                  cash flow statement of a mining company.

     SEC rules recently published in response to SOX,               The Board has determined that each Audit and Finance
     require each issuer to disclose the number                     Committee member is independent and that Mr. Watts
     and names of "financial experts" serving on                    serves as the Audit and Finance Committee's
     the issuer's Finance and Audit Committee and                   "financial expert".
     confirm that they are independent of management.

     The roles and responsibilities of the                Yes       The roles and responsibilities of the Audit and
     Finance and Audit Committee should be                          Finance Committee are set out in the Committee's
     specifically defined so as to provide appropriate              charter and are detailed in the Audit and Finance
     guidance to Finance and Audit Committee                        Committee Report presented in the Circular.
     members as to their duties.

14.  The Finance and Audit Committee should               Yes       The Audit and Finance Committee meets separately
     have direct communication channels with the                    with the auditor, the Corporation's actuary and
     internal and the external auditors to discuss and              management to discuss the state of internal controls.
     review specific issues as appropriate.


                                      A-4

     The Finance and Audit Committee                      Yes       As outlined in its mandate, the Audit and Finance
     duties should include oversight responsibility                 Committee requires management to implement and
     for management reporting on internal control.                  maintain appropriate internal controls.
     While it is management's responsibility to
     design and implement an effective system of
     internal control, it is the responsibility of the
     Finance and Audit Committee to ensure that
     management has done so.

15.  The board should implement a system to               Yes       Individual directors may, with the concurrence of the
     enable an individual director to engage an                     Audit and Finance Committee engage outside
     outside advisor at the Corporation's expense in                advisors at the expense of the Corporation.
     appropriate circumstances.  The engagement of
     the outside advisor should be subject to the
     approval of an appropriate committee of the
     board.

                                  SCHEDULE "B"
                 RESOLUTION APPROVING IN ADVANCE THE ISSUANCE OF
                       COMMON SHARES BY PRIVATE PLACEMENT

BE  IT  RESOLVED  THAT:

(1) the issuance by the Corporation of one or more private placements during the 12-month period commencing on May 20, 2004, of such number of securities that would result in the Corporation issuing or making issuable 79,017,575 Common Shares in the capital of the Corporation, all as more particularly described in and subject to the restrictions contained in the Management Information and Proxy Circular dated April 8, 2004, is hereby approved; and

(2) any one officer or one director of the Corporation is hereby authorized and directed to do and perform all things, including, the execution of documents which may be necessary or desirable to give effect to the foregoing resolution.

                                  SCHEDULE "C"
                             AUDIT COMMITTEE CHARTER


                             APOLLO GOLD CORPORATION

                     THE AUDIT AND FINANCE COMMITTEE CHARTER

                    (as amended and restated March 24, 2004)

OVERALL PURPOSE / OBJECTIVES

There shall be a Committee of the Board of Directors (the "Board") of Apollo Gold Corporation (the "Corporation"), to be known as the Audit and Finance Committee (the "Committee") whose membership, authority and responsibilities shall be as set out in this amended and restated audit Committee charter. The committee will provide independent review and oversight of the Corporation's financial reporting process, the system of internal control and management of financial risks, and the audit process, including the selection, oversight and compensation of the Corporation's external auditors. The Committee will also assist the Board in fulfilling its responsibilities in reviewing the Corporation's process for monitoring compliance with laws and regulations and its own code of business conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of directors, management, and the external auditors and monitor the independence of those auditors. The Committee will also be responsible for reviewing the Corporation's financial strategies, its financing plans and its use of the equity and debt markets.

To perform his or her role effectively, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation's business, operations and risks.

AUTHORITY

The Board authorizes the Committee, within the scope of its responsibilities, to seek any information it requires from any employee and from external parties, to retain outside legal or professional counsel and other experts and to ensure the attendance of the Corporation's officers at meetings as appropriate.

MEMBERSHIP

     1. The Committee shall have at least three (3) members at all times, each of whom must be a member of the Board and must be independent as required by applicable law and applicable stock exchange listing rules (the "Listing Rules"). A member of the Committee shall be considered independent if:

          (a) he or she, other than in his or her capacity as a member of the Committee, Board or any other committee of the Board, does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation. The indirect acceptance of a consulting, advisory or other compensatory fee shall include acceptance of the fee by a spouse, minor child or stepchild, or child or stepchild sharing a home with the Committee member, or by an entity in which such member is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Corporation;

          (b) is not currently employed, and has not been employed in the past three years, by the Corporation or any of its affiliates;

          (c) is not an "affiliated person" of the Corporation or any of its subsidiaries as defined by rules of the Securities and Exchange Commission (the "SEC"), including rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable stock exchange listing rules (the "Listing Rules"); and

          (d) he or she meets all other requirements for independence imposed by law and the Listing Rules from time to time and any requirements imposed by any Canadian body having jurisdiction over the Corporation.

     2. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements from the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by applicable law or the Listing Rules.

     3. At least one member of the Committee shall be a "financial expert" as defined by Item 401(h) of Regulation S-K, unless otherwise determined by the Board, and at least one member shall meet the financial sophistication standards under the Listing Rules.

     4. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

     1. The Committee shall meet as frequently as required, but no less than four times annually and at least quarterly. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting and shall preside over meetings of the Committee. In the absence of the chairperson, the Committee shall select a chairperson for that meeting. A majority of the members of the Committee shall constitute a quorum and the act of a majority of the members present at a meeting where a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent of its members. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

     2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee, addressing such matters as the quality of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the outside auditors, the performance of any internal audit function and other matters related to the Committee's functions and responsibilities.

     3. The Committee shall at least annually meet separately with each of the Corporation's management, the Corporation's chief financial officer and the Corporation's outside auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

ROLES  AND  RESPONSIBILITIES

     1. The Committee's principal responsibility is one of oversight. The Corporation's management is responsible for preparing the Corporation's financial statements, and the Corporation's outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditors' work.

     2. The designation or identification of a member of the Committee as an "audit committee financial expert" does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; and (ii) the designation or identification of a member of the Committee as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Committee or Board of Directors.

     3. The Committee's specific responsibilities and powers are as set forth below.

GENERAL  DUTIES  AND  RESPONSIBILITIES
--------------------------------------

- Periodically review with management and the outside auditors the applicable law and the Listing Rules relating to the qualifications, activities, responsibilities and duties of audit committees and compliance therewith, and also take, or recommend that the Board take, appropriate action to comply with such law and rules.

- Review and evaluate, at least annually, the adequacy of this charter and make recommendations for changes to the Board.

- Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

- Retain, at the Corporation's expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

- Prepare annual reports of the Committee for inclusion in the proxy statements for the Corporation's annual meetings.

- Investigate any matter brought to its attention related to financial, accounting and audit matters and have full access to all books, records, facilities and personnel of the Corporation.

- Undertake such additional responsibilities as from time to time may be delegated to it by the Board, required by the Corporation's articles or bylaws or required by law or Listing Rules.

AUDITOR  INDEPENDENCE
---------------------

- Be directly responsible for the appointment, compensation, retention, termination, and oversight, subject to the requirements of Canadian law, of the work of any outside auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Committee.

- Be vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act.

- Pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. The Committee shall not approve an engagement of outside auditors to render non-audit services that are prohibited by law or the Listing Rules.

-    Obtain  from  the  outside  auditors assurance that they have complied with
     Section 10A, as amended, of the Exchange Act and the rules promulgated thereunder.

- Review with the outside auditors, at least annually, the auditors' internal quality control procedures and any material issues raised by the most recent internal quality peer review of the outside auditors.

INTERNAL  CONTROL
-----------------

- Review annually the adequacy and quality of the Corporation's financial and accounting staffing, the need for and scope of internal audit reviews, and the plan, budget and the designations of responsibilities for any internal audit.

-    Review  the  performance  and  material findings of internal audit reviews.

- Review annually with the outside auditors any significant matters regarding the Corporation's internal controls and procedures over financial reporting that have come to their attention during the conduct of their annual audit, and review whether internal control recommendations made by the auditors have been implemented by management.

- Review major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of monitoring, controlling and reporting such exposures.

- Review and evaluate at least annually the Corporation's policies and procedures for maintaining and investing cash funds and for hedging (metals, foreign currency, etc.)

- Review annually management's report on internal controls and the auditor's attestation regarding management's assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

- Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all supervisory and accounting employees understand their roles and responsibilities with respect to internal controls.

ANNUAL  AND  INTERIM  FINANCIAL  STATEMENTS
-------------------------------------------

- Review, evaluate and discuss with the outside auditors and management the Corporation's audited annual financial statements and other information that is to be included in the Corporation's annual report on Form 10-K, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the results of the outside auditors' audit of the Corporation's annual financial statement, including the accompanying footnotes and the outside auditors' opinion, and determine whether to recommend to the Board that the financial statements be included in the Corporation's annual report on Form 10-K for filing with the SEC.

- Review, evaluate and discuss the nature and extent of any significant changes in Canadian and U.S. accounting principles or the application of accounting principles.

- Require the outside auditors to review the Corporation's interim financial statements, and review and discuss with the outside auditors and management the Corporation's interim financial statements and other information to be included in the Corporation's quarterly reports on Form 10-Q, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to filing such reports with the SEC.

- Review and discuss with the Corporation's management and outside auditors significant accounting and reporting principles, practices and procedures applied in preparing the financial statements and any major changes to the Corporation's accounting or reporting principles, practices or procedures, including those required or proposed by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors.

- Review and discuss all critical accounting policies identified to the Committee by management and the outside auditors.

- Review significant accounting and reporting issues, including recent regulatory announcements and rule changes and Canadian and U.S. GAAP matters identified to the Committee by management and the Corporation's outside auditors, and understand their impact on the financial statements.

- Discuss alternative treatments of financial information under generally accepted accounting principles, the ramifications of each treatment and the method preferred by the Corporation's outside auditors.

- Review the results of any material difficulties, differences or disputes with management encountered by the outside auditors during the course of the audit or reviews and be responsible for overseeing the resolution of such difficulties, differences and disputes.

- Review the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit.

- Receive from the outside auditors, review and discuss a formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively discuss any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

- Review the scope, plan and procedures to be used on the annual audit and receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan or procedures.

RELATED  PARTY  TRANSACTIONS
----------------------------

- Review any transaction involving the Corporation and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a "related party transaction" includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

EARNINGS PRESS RELEASES
-------------------------

- Review and discuss with management and the outside auditors prior to release all earnings press releases of the Corporation, as well as financial information and earnings guidance, if any, provided by the Corporation to analysts and rating agencies.

COMPLIANCE WITH LAW AND REGULATIONS
-----------------------------------

- Meet at least annually with management to review compliance with laws and regulations (including insider reporting) in all operating jurisdictions, the effectiveness of the Corporation's systems for monitoring compliance with laws and regulations and the results of the investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting regularities.


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-    Periodically  obtain  updates from management regarding compliance matters.

COMPLIANCE WITH CORPORATE BUSINESS CONDUCT OR ETHICS POLICIES
-------------------------------------------------------------

- Review with management, the outside auditors and legal counsel, as the Committee deems appropriate, actions taken to ensure compliance with any code of ethics or conduct for the Corporation established by the Board.

- Review at least annually the Corporation's Business Conduct Policy and any other code of ethics adopted to comply with Section 406 of the Sarbanes-Oxley Act.

- Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the Corporation's ethics and conduct codes.


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                             APOLLO GOLD CORPORATION

                                    P R O X Y

            FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                    OF APOLLO GOLD CORPORATION TO BE HELD ON
                                  MAY 20, 2004

The undersigned shareholder of Apollo Gold Corporation (the "Corporation") hereby appoints R. David Russell, President of the Corporation, or failing him,
R.  Llee  Chapman,  Chief  Financial  Officer  of the Corporation, or instead of either  of  the foregoing  . . . . . . . . . . . . . . . . as the nominee of the undersigned, with full power of substitution, to attend and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation to be held at the Hyatt Regency Tech Centre, 7800 East Tuffs Avenue, Denver, Colorado 80237, on Thursday, May 20, 2004 at the hour of 11:00 a.m. (Denver Time), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, with respect to all shares registered in the name of the undersigned, the nominees named above are specifically directed to vote or withhold from voting as indicated on the reverse side hereof.

                              THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION.

                              WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER HEREBY GIVEN, ALL THE SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED ARE TO BE VOTED AS
                              INDICATED ON THE REVERSE AND MAY BE VOTED IN THE DISCRETION OF THE NOMINEE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING, AND/OR IN RESPECT OF ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE. IF NO CHOICE IS SPECIFIED THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ABOVE.

                              A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING IN THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

                              DATED  THE ____ DAY  OF __________________,  2004.


                              __________________________________________________
                              Name  of  Shareholder  (please  print)

                              Per:______________________________________________
                                   Signature  of  Shareholder

--------------------------------------------------------------------------------
APOLLO  GOLD  CORPORATION                                                Page  2
--------------------------------------------------------------------------------


Directors  and management recommend shareholders vote FOR the following matters:

1.   ELECTION  OF  DIRECTORS

     G. Michael Hobart
     R. David Russell         [ ]  FOR                      [ ]  WITHHOLD
     Gerald  J.  Schissler         all nominees listed           from all
     Charles Stott                 (excepted as indicated        nominees listed
     G. W. Thompson                to the contrary below)
     W. S. Vaughan
     Robert A. Watts

     To withhold authority to vote for any individual nominee, please write that nominee's name(s) on the line below.


     ______________________________

2.   APPOINTMENT  OF  AUDITOR

     FOR  [ ]     WITHHOLD  [ ]


3. ADVANCED SHAREHOLDER APPROVAL FOR THE ISSUANCE OF COMMON SHARES BY PRIVATE PLACEMENT

     FOR  [ ]     AGAINST  [ ]



Notes:
--------------------------------------------------------------------------------
(1) This proxy form must be signed by the shareholder or by his attorney authorized in writing or, if the shareholder is a Corporation, by an officer or attorney thereof duly authorized.

(2)  If  this  proxy  is  not dated in the space provided, it shall be deemed to bear  the  date  on  which  the  form  of  proxy  is  mailed by management.
--------------------------------------------------------------------------------



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